LOAN AGREEMENT


                             AMONG


             BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                             Lender


                              AND


                 INDEPENDENT BANKSHARES, INC.,

                            Borrower

                              AND

                  INDEPENDENT FINANCIAL CORP.

            FIRST STATE BANK, NATIONAL ASSOCIATION,
                          Subsidiaries


                  $6,500,000.00 REVOLVING LOAN


                              Dated
                       September 21, 1998

                       TABLE OF CONTENTS

ARTICLE                                                      PAGE
-------                                                      ----


RECITALS                                                        1

ARTICLE I                                     CERTAIN DEFINITIONS     1

ARTICLE II     COMMITMENT TO LEND, TERMS OF PAYMENT            11

     Section 2.1.  Loans                                       11
     Section 2.2.  Note                                        12
     Section 2.3.  Notice and Manner of Borrowing              12
     Section 2.4.  Rollover; Conversion of Loans               13
     Section 2.5.  Payment of Principal of Loans               13
     Section 2.6.  Interest on Loans                           13
     Section 2.7.  Interest Periods for Loans                  14
     Section 2.8.  Payments                                    14
     Section 2.9.  Voluntary Prepayments                       14
     Section 2.10  Yield Protection; Taxes                     15
     Section 2.11. Purpose of Loan                             17
     Section 2.12. Interest                                    17
     Section 2.13. Sale of Participations                      17
     Section 2.14. Order of Application                        17

ARTICLE III    COLLATERAL                                      18

     Section 3.1.  Stock                                       18

ARTICLE IV     CONDITIONS PRECEDENT TO LENDING                 18

     Section 4.1.  Delivery of Items                           18
     Section 4.2.  Conditions for Loan                         20

ARTICLE V                          REPRESENTATIONS AND WARRANTIES     22

     Section 5.1.  Corporate Existence                         22
     Section 5.2.  Authorization                               22
     Section 5.3.  Properties; Permitted Liens                 22
     Section 5.4.  Compliance with Laws and Documents          23
     Section 5.5.  Material Agreements                         23
     Section 5.6.  Indebtedness                                23
     Section 5.7.  Litigation                                  23

     Section 5.8.  Compliance by Subsidiaries                  23
     Section 5.9.  Taxes                                       23
     Section 5.10. General                                     23
     Section 5.11. Enforceability of Loan Documents            24
     Section 5.12. Securities Laws                             24
     Section 5.13. Financial Statements                        24
     Section 5.14. Regulation U                                24
     Section 5.15. Contractual Obligations                     24
     Section 5.16. Subsidiaries                                24
     Section 5.17. Other Obligations                           25
     Section 5.18. ERISA                                       25
     Section 5.19. Regulatory Acts                             25
     Section 5.20. Relationship with Lender                    25
     Section 5.21. Location of Properties and Records          25
     Section 5.22. Ineligible Securities.                      25
     Section 5.23. Year 2000 Compliance.                       26

ARTICLE VI     CERTAIN AFFIRMATIVE COVENANTS                   27

     Section 6.1.  Incumbency                                  27
     Section 6.2.  Material Adverse Effect                     27
     Section 6.3.  Payment of Debts                            27
     Section 6.4.  Expenses of Lender                          27
     Section 6.5.  Insurance                                   27
     Section 6.6.  Maintenance of Corporate Existence          27
     Section 6.7.  Taxes                                       27
     Section 6.8.  Comply with Agreement                       28
     Section 6.9.  Maintenance of Assets and Business          28
     Section 6.10. Withholding Taxes                           28
     Section 6.11. Books and Records                           28
     Section 6.12. Annual Financial Statements                 28
     Section 6.13. Form 10-K Report                            29
     Section 6.14. Call Reports                                29
     Section 6.15. Quarterly Reports of Borrower               29
     Section 6.16. Quarterly Reports of IFC                    29
     Section 6.17. Reports of Criticized Assets                29
     Section 6.18. Form 10-Q Reports                           30
     Section 6.19. Examination Reports                         30
     Section 6.20. Information and Inspection                  30
     Section 6.21. Additional Information                      30
     Section 6.22. Use of Advances                             30
     Section 6.23. Changes in Fact                             30
     Section 6.24. Comply with ERISA                           30
     Section 6.25. Continuance of Present Business             31

     Section 6.26. Compliance with Applicable Laws             31
     Section 6.27. Notice of Event of Default and Suits        31
     Section 6.28. Subordination of Debt                       31
     Section 6.29. Additional Subsidiaries                     31
     Section 6.30. Notice of Regulatory Agreement              32
     Section 6.31. Change in Management                        32
     Section 6.32. FDIC Membership                             32
     Section 6.33. Examination by Lender                       32
     Section 6.34. Debt Service Coverage Ratio                 32
     Section 6.35. Tangible Equity to Total Assets Ratio       32
     Section 6.36. Non-Performing Assets to Total Capital Ratio32
     Section 6.37. Classified Assets to Total Capital Ratio    33
     Section 6.38. Regulatory Requirements                     33
     Section 6.39. Year 2000 Compliance.                       33

ARTICLE VII    CERTAIN NEGATIVE COVENANTS                      33

     Section 7.1.  Merger or Sale of Assets                    33
     Section 7.2.  Purchase of Stock                           34
     Section 7.3.  Leases                                      34
     Section 7.4.  Loans                                       34
     Section 7.5.  Contingent Liabilities                      34
     Section 7.6.  Investments                                 34
     Section 7.7.  Permitted Businesses                        34
     Section 7.8.  Sale and Leaseback                          35
     Section 7.9.  Assignment                                  35
     Section 7.10. Indebtedness                                35
     Section 7.11. Liens                                       35
     Section 7.12. Judgments                                   35
     Section 7.13. Payment of Subordinated Debt                36
     Section 7.14. Sale of Stock                               36
     Section 7.15. Compliance with ERISA                       36
     Section 7.16. Transactions with Affiliates                36
     Section 7.17. Sale of Subsidiary                          36
     Section 7.18. Termination of Trust                        37
     Section 7.19. Redemption of Subordinated Debentures       37


ARTICLE VIII   DEFAULT                                         37

     Section 8.1. Payment of Obligations                       37
     Section 8.2. Certain Negative Covenants                   37
     Section 8.3. Other Covenants                              37

     Section 8.4.  Voluntary Debtor Relief                     37
     Section 8.5.  Involuntary Proceedings                     38
     Section 8.6.  Attachment                                  38
     Section 8.7.  Payment of Judgments                        38
     Section 8.8.  Other Obligations                           38
     Section 8.9.  Dissolution                                 38
     Section 8.10. Misrepresentation                           38
     Section 8.11. Committed Sum                               38
     Section 8.12. ERISA                                       38
     Section 8.13. Change in Ownership                         39
     Section 8.14. Material Adverse Change                     39
     Section 8.15. Regulatory Action                           39
     Section 8.16. Capital Forbearance                         39
     Section 8.17. Purchase Agreement                          39
     Section 8.18. Termination of Trust                        39
     Section 8.19. Default under Trust Agreement               39
     Section 8.20. Redemption of Subordinated Debentures.      39
     Section 8.21. Default under Indenture                     39

ARTICLE IX     CERTAIN RIGHTS OF LENDER                        39

     Section 9.1.  Rights Upon Default                         39
     Section 9.2.  Offset                                      40
     Section 9.3.  Performance by Lender                       41
     Section 9.4.  Use or Operation by Lender                  41
     Section 9.5.  Diminution in Collateral Value              41
     Section 9.6.  Lender Not in Control                       41
     Section 9.7.  Waivers                                     41
     Section 9.8.  Cumulative Rights                           42
     Section 9.9.  Indemnification of Lender                   42
     Section 9.10. Application of Proceeds                     42
     Section 9.11. Expenditures by Lender                      42

ARTICLE X                                           MISCELLANEOUS     42

     Section 10.1. Headings                                    42
     Section 10.2. Articles, Sections, and Exhibits            42
     Section 10.3. Number and Gender of Words                  43
     Section 10.4. Accounting Terms                            43
     Section 10.5. Notices                                     43
     Section 10.6. Form and Number of Documents                43
     Section 10.7. Exceptions to Covenants                     44
     Section 10.8. Survival                                    44
     Section 10.9. Governing Law; Place of Performance         44

     Section 10.10. Maximum Interest Rate                      44
     Section 10.11. Invalid Provisions                         45
     Section 10.12. Entirety and Amendments                    45
     Section 10.13. Multiple Counterparts                      45
     Section 10.14. Parties Bound                              45
     Section 10.15. Further Assurances                         46
     Section 10.16. Arbitration.                               46
     Section 10.17. Jury Waiver.                               46

                        LIST OF EXHIBITS


EXHIBIT A - Permitted Liens

EXHIBIT B - Tribunal Proceedings

EXHIBIT C - Existing Litigation

EXHIBIT D - Unpaid Judgments

EXHIBIT E - Existing Contractual Obligations

                         LOAN AGREEMENT


          This Loan Agreement (this "Agreement") is made and entered into as of September 21, 1998, by and among BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association, ("Lender"), INDEPENDENT BANKSHARES, INC., a Texas corporation ("Borrower"), INDEPENDENT FINANCIAL CORP., a Delaware corporation ("IFC"), and FIRST STATE BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                           RECITALS:


          A. Borrower, as purchaser, and Azle Bancorp ("ABC"), acting for and on behalf of all of the owners (collectively "Seller") of all of the issued and outstanding capital stock in ABC (the "ABC Stock"), as seller, have entered into that certain Agreement and Plan of Reorganization dated May 29, 1998 (the "Purchase Agreement"), whereby Seller has agreed to sell to Borrower and Borrower has agreed to purchase from Seller all of the ABC Stock.

          B. Subject to the terms and conditions of this Agreement, Lender has agreed to lend to Borrower the amounts herein described to provide working capital for Borrower and the Subsidiaries and to finance a portion of the acquisition costs to be incurred by Borrower to purchase all of the ABC Stock.


          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby covenant and agree as follows:


                           ARTICLE I

                      CERTAIN DEFINITIONS

          The  following terms, as used in this Agreement,  shall
have   the  following  meanings  (such  meanings  to  be  equally applicable to both the singular and plural forms of the terms defined), unless the context indicates otherwise:

          "AAA" has the meaning set forth in Section 10.16.

          "ABC" has the meaning set forth in Recital A.

          "ABC Stock" has the meaning set forth in Recital A.

          "Advance" means any disbursement of an amount or amounts to be loaned by Lender to Borrower hereunder.

          "Affiliate" means any Person who (a) would be an "affiliate" within the meaning of the regulations promulgated pursuant to the Securities Act of 1933, as such regulations and act are amended and in effect on the date in question, if such Person were subject to such act and regulations, or (b) owns any legal or beneficial interest in Borrower or any Subsidiary, is a director or officer of Borrower or any Subsidiary, or is a relative of any of the Persons described in this clause (b).

          "Agreed Interest" means, with respect to any Quarterly Date, the amount of interest which would have accrued had the unpaid principal of any Domestic Loan from time to time outstanding during the period from the Closing Date to but not including such Quarterly Date borne interest each day during such period at the Domestic Rate in effect for such Domestic Loan on each such day.

          "Amortization" means at any time the quotient obtained from dividing the Principal Debt by seven (7).

          "Approved Purposes" mean (a) the payment of expenses incurred in the operation by Borrower and the Subsidiaries of the Permitted Businesses and (b) the payment of a portion of the acquisition costs to be incurred by Borrower to purchase all of the issued and outstanding capital stock in ABC.

          "Article" and "Articles" have the meanings set forth in
Section 10.2.

          "ASB" means Azle State Bank.

          "Bank" means First State Bank, National Association, a national banking association.

          "Bank Loans" mean loans made by Bank as lender (including, without limitation, participation interests in loans made by other lenders which are purchased by Bank) and leases intended as financing devices in which Bank is the lessor, in each case net of any unearned interest or other income but before deducting any Loan Loss Reserve.

          "Banking Subsidiary" means any bank (whether state or national) more than fifty percent (50%) of whose capital stock now or hereafter is owned directly or indirectly by Borrower or any Subsidiary or may be voted by Borrower or any Subsidiary. At the date of this Agreement, the only Banking Subsidiary is Bank.

          "Borrower" means Independent Bankshares, Inc., a Texas corporation.

          "Business Day" means every day which is not a Nonbusiness Day.

          "Call Report" means Consolidated Reports of Condition and Income (currently designated as FFIEC 033) and any successor or replacement report or reports required by the FDIC to be prepared by an insured by the FDIC or required by the Federal Reserve System for a bank which is a member of the Federal Reserve System.

          "Change in Circumstances" has the meaning set forth in
Section 6.39.

          "Classified Assets" mean all assets of Bank identified by any Tribunal, by Bank's internal loan review, by any outside or independent loan review, or by any auditors as having some doubt as to their full value, including, without limitation, all Foreclosed Assets and those assets of Bank identified, rated, or classified as either substandard, doubtful, or loss.

          "Closing Date" means the date of this Agreement.

          "Code" means the Uniform Commercial Code of Texas or other applicable jurisdiction.

          "Collateral" means all property (and any and all interest therein) of Borrower and all property (and any interest therein) of any other Person which secures, either directly or indirectly, the Loan and the Obligations, including, but not limited to, the Stock.

          "Commitment" means the obligation of Lender to make the Loans in an amount not to exceed in the aggregate the Committed
Sum in effect from time to time.

          "Committed Sum" means (a) $6,500,000.00 for the period beginning on the Closing Date and ending on January 9, 1999, (b) $1,500,000.00 for the period beginning on January 5, 1999 and ending on October 4, 1999, and (c) $1,000,000.00 at all times after October 4, 1999.

          "Contractual Obligations" means the unpaid balance of, or the maximum aggregate potential obligations on, all indebtedness for borrowed money, all liabilities for the deferred payment of the purchase price of property, and all other obligations and liabilities for the payment of money, including, but not limited to, obligations evidenced by promissory notes, chattel paper, leases, or other contractual obligations which are not cancelable by Borrower or a Subsidiary on notice of ninety (90) days or less without liability for further payment other than normal penalty.

          "Current Date" means any date which is not more than thirty (30) days prior to the Closing Date.

          "Current Financial Statements" mean financial statements heretofore delivered to Lender for Borrower and the Subsidiaries as of June 30, 1998.

          "Debenture Trustee" means the trustee under the Indenture. As of the Closing Date, the Debenture Trustee is U.S.
Trust Company of Texas, N.A.

          "Debtor Relief Laws" means the Bankruptcy Code of the
United States and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

          "Default" has the meaning set forth in Article VIII.

          "Dividends" mean, with respect to the four (4) calendar quarters immediately preceding any date of computation of Dividends, the total amount of all dividends and other distributions paid by Borrower during such four (4) calendar quarters upon Borrower's capital stock of any class (other than dividends paid in Borrower's common stock).

          "Dollars" and the sign "$" means lawful money of the United States of America.

          "Domestic Loans" mean Loans which bear interest at the Domestic Rate.

          "Domestic Rate" means the Prime Rate as in effect from day to day.

          "Eurodollar Loans" mean Loans which bear interest at the Eurodollar Rate.

          "Eurodollar Rate" means a per annum rate of interest equal to the sum of (i) the Libor Rate in effect for each applicable Interest Period and (ii) two and one-half percent
(2.5%).

          "Equity Capital" means the stockholders' equity in Bank
(including capital
stock, surplus, retained earnings, and capital reserves, but excluding treasury stock, the Loan Loss Reserve and any deductions for market valuation changes due to applicable regulatory guidelines in effect from time to time), all determined in accordance with applicable regulatory accounting principles.

          "ERISA" means the Employees' Retirement Income Security
Act of 1974 as now in force or hereafter amended.

          "Existing Contractual Obligations" has the meaning set forth in Section 5.15.

          "Existing Litigation" has the meaning set forth in
Section 5.7.

          "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereof.

          "Foreclosed Assets" mean real or personal property acquired by Bank (a) through purchases at sales under judgments, decrees, or mortgages where the property was security for debts previously contracted, (b) through conveyance in satisfaction or partial satisfaction of debts previously contracted, or (c) through purchases to secure debts previously contracted.

          "Foreign Taxes" has the meaning set forth in
Section 2.10.

          "GAAP" means generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period.

          "Highest Lawful Rate" means the maximum non-usurious rate of interest (or, if the context so requires, an amount calculated at such rate) which Lender is allowed to contract for, charge, take, reserve, or receive in this transaction under applicable federal or state (whichever is higher) Law from time to time in effect after taking into account, to the extent required by applicable federal or state (whichever is higher) Law from time to time in effect, any and all relevant payments or charges under the Loan Documents.

          "IFC" means Independent Financial Corp., a Delaware corporation.

          "Inchoate Lien" means any Tax Lien for Taxes not yet due and payable and any mechanic's Lien and materialman's Lien for services or materials for which payment is not yet due.

          "Increased Cost" has the meaning set forth in
Section 2.10.

          "Indebtedness" means all obligations and liabilities of Borrower or a Subsidiary for borrowed money, whether now existing or hereafter arising, direct or indirect, joint or several, secured or unsecured.

          "Indenture" means that certain Indenture dated
September 22, 1998, between Borrower and Debenture Trustee.

          "Interest Expense" means, with respect to the four (4) calendar quarters immediately preceding any date of computation of Interest Expense, the total amount of all interest which has accrued on the Indebtedness during such four (4) calendar quarters.

          "Interest Payment Date" means the last day of an Interest Period, which shall always be a Business Day.

          "Interest Period" means, (i) with respect to any Eurodollar Loan, the period beginning on the date the Eurodollar Loan is made or continued as a Eurodollar Loan and ending ninety
(90) days thereafter, and (ii) with respect to any Domestic Loan, the period beginning on the date the Domestic Loan is made or continued as a Domestic Loan and ending on a date selected by Borrower; provided that no Interest Period for any Eurodollar Loan or any Domestic Loan may extend past the Termination Date.

          "Laws" means all statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United
States, any city or municipality, state, commonwealth, nation, country, territory, possession, or any Tribunal.

          "Lender" means Bank One, Texas, National Association, a national banking association.

          "LIBOR Rate" means the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 A.M. City of London, England time two (2) London Business Days prior to the first date of each Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on Telerate, Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate; provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. The Libor Rate is a general reference rate of interest and may or may not be the lowest rate charged by Lender from time to time. Lender may extend credit to other borrowers at rates of interest varying from and having no relationship to, the Libor Rate.

          "Lien" means any lien, security interest, Tax lien, mechanic's lien, materialman's lien, or other encumbrance, whether arising by contract or under Law.

          "Litigation" means any proceeding, claim, lawsuit, and/or investigation conducted or threatened by or before any Tribunal, including, but not limited to, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational safety and health, antitrust, unfair competition, securities, Tax, or other Law, or under or pursuant to any agreement, document, or instrument.

          "Loan" and "Loans" have the meanings set forth in
Section 2.1 and include Domestic Loans and Eurodollar Loans.

          "Loan Loss Reserve" means the allowance of Bank for loan and lease losses.

          "Loan Documents" means this Agreement, the Note, the Security Agreements, the Stock Powers, and any and all other agreements, documents, and instruments executed and delivered pursuant to the terms of this Agreement, and any future amendments hereto, or restatements hereof, or pursuant to the terms of any of the other Loan Documents, together with any and all renewals, extensions, and restatements of, and amendments and modifications to, any such agreements, documents, and instruments.

          "Loan Rate" means the Domestic Rate or the Eurodollar
Rate.

          "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

          "Management Fees" mean, with respect to the four (4) calendar quarters immediately preceding any date of computation of Management Fees, the net amount of all management fees paid by Bank to IFC during such four (4) calendar quarters.

          "Material Adverse Effect" means any set of circumstances or event which (a) could have any adverse effect whatsoever upon the validity, performance, or enforceability of any Loan Paper, (b) is or could reasonably be expected to become material and adverse to the financial condition, properties, or business operations of the Person in question, (c) could impair the ability of the Person in question to fulfill its obligations under the terms and conditions of the Loan Documents, or (d) could cause a Default.

          "Material Agreement" means any material written or oral agreement, contract, lease, commitment, or understanding to which Borrower or any Subsidiary is a party, by which Borrower or any Subsidiary is directly or indirectly bound, or to which any of the assets of Borrower or any Subsidiary may be subject.

          "Maximum Amount" means the maximum amount of interest which, under applicable Law, Lender is permitted to charge on the Obligations.

          "Maximum Interest" means, with respect to any Quarterly Date, the amount of interest which would have accrued had the unpaid principal of each Domestic Loan from time to time outstanding during the period from the Closing Date to but not including such Quarterly Date borne interest each day during such period at the Highest Lawful Rate in effect on each such day.

          "Net Income" means, with respect to the four (4) calendar quarters immediately preceding any date of computation of Net Income, the net income of each Banking Subsidiary, determined in accordance with applicable regulatory accounting principles, for such four (4) calendar quarters.

          "Non-Accruals" mean all Bank Loans on non-accrual status.

          "Nonbusiness Day" means each day upon which commercial banks in the State of Texas are authorized by Law to remain closed.

          "Note" means that certain Promissory Note in a form acceptable to Lender delivered pursuant to Subsection 4.1(c), together with all modifications, extensions, renewals, or rearrangements thereof.

          "Notice" has the meaning set forth in Section 6.39.

          "OAEM" means other assets especially mentioned.

          "Obligations" mean all present and future indebtedness, obligations, and liabilities, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to Lender by Borrower, and all interest accruing thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, but not limited to, the indebtedness, obligations, and liabilities evidenced, secured, or arising pursuant to any of the Loan Documents, and all renewals and extensions thereof, or any part thereof, and all present and future amendments thereto.

          "Operating Expenses" mean, with respect to the four (4) calendar quarters immediately preceding any date of computation of Operating Expenses, the total amount of all operating expenses paid by Borrower and by IFC during such four (4) calendar quarters.

          "OREO" means (a) real property acquired by Bank (l) through purchases at sales under judgments, decrees, or mortgages where the real property was security for debts previously contracted, (2) through conveyance in satisfaction or partial satisfaction of debts previously contracted, or (3) through purchases to secure debts previously contracted, (b) former banking premises beginning on the date of relocation to new banking quarters, (c) property originally acquired for future expansion for which banking use is no longer contemplated, and
(d) any real estate sold and financed by Bank for which the purchaser's equity down payment was less than ten percent (10%) or for which the financing was provided at a rate of interest less than the Prime Rate, but only during such time as the equity ownership remains less than ten percent (10%) or the financing remains at a rate of interest less than the Prime Rate. "OREO" shall not include any building or contiguous property which is used by Bank for banking services, for storage, for operations services, or for parking for customers or employees.

          "Participant" means any bank to which a participation in the Obligations is sold by Lender.

          "Past Dues" mean all Bank Loans that are past due ninety (90) days or more, but excluding any Non-Accruals.

          "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereof, established under ERISA.

          "Permitted Businesses" mean, with respect to Borrower and IFC, all business authorized to be conducted by a bank holding company, and with respect to Bank, all business authorized to be conducted by a national banking association organized and existing under the Laws of the United States.

          "Permitted Liens" mean all (a) Inchoate Liens; (b)
Liens created by or pursuant to the Loan Documents in favor of Lender; and (c) all Liens described in Exhibit A attached hereto.

          "Person" means any individual, firm, corporation, association, partnership, joint venture, trust, other entity, or a Tribunal.

          "Plan" means any employee plan which is subject to Title IV of ERISA and which is maintained for employees of Borrower and/or any Subsidiary, or of any member of a controlled group of corporations, as the term "controlled group of corporations" is defined in the Internal Revenue Code, of which Borrower or any Subsidiary is a part.

          "Preferred Securities" mean at least 1,000,000 of the Trust's eight and one-half percent (8.5%) cumulative trust preferred securities, liquidation amount $10.00 per preferred security, representing preferred beneficial interests in the assets of the Trust.

          "Prime Rate" means at any time the rate of interest per annum then most recently established by Lender as being the prime rate. The Prime Rate is a general reference rate of interest and may or may not be the lowest rate charged by Lender from time to time. Lender may extend credit to other borrowers at rates of interest varying from, and having no relationship to, the Prime Rate.

          "Principal Debt" means the aggregate unpaid principal balance of the Note at the time in question.

          "Property Trustee" means the institutional trustee under the Trust Agreement. As of the Closing Date, the Property
Trustee is U.S. Trust Company of Texas, N.A.

          "Purchase Agreement" has the meaning set forth in Recital A.

          "Quarterly Date" means the last Business Day of each March, June, September, and December, commencing with the first such day after the date hereof.

          "Regulatory Change" has the meaning set forth in
Section 2.10.

          "Reportable Event" means any reportable event as defined in Section 4043(b) of Title IV of ERISA.

          "Rights" mean any remedies, powers, and privileges exercisable by Lender under the Loan Documents, at Law, equity, or otherwise.

          "Sale" means the sale of the ABC Stock by Seller to Borrower contemplated by the Purchase Agreement.

          "Section" and "Sections" have the meanings set forth in
Section 10.2.

          "Security Agreement" means that certain Pledge
Agreement in a form acceptable to Lender delivered pursuant to Subsection 4.1(d) and Subsection 4.1(g).

          "Seller" has the meaning set forth in Recital A.

          "Stock" means the issued and outstanding capital stock of any Subsidiary.

          "Stock Power" means that certain Irrevocable Stock
Power in a form acceptable to Lender delivered pursuant to Subsection 4.1(e) and Subsection 4.1(h).

          "Subordinated Debenture Interest" means, with respect to the four (4) calendar quarters immediately preceding any date of computation of Subordinated Debenture Interest, the total amount of all interest which has accrued on the Subordinated Debentures during such four (4) calendar quarters.

          "Subordinated Debentures" mean the eight and one-half percent (8.5%) subordinated debentures of Borrower, dated as of September 22, 1998 and initially maturing on September 22, 2028, issued as unsecured debt under the Indenture.

          "Subordinated Debt" means all Indebtedness whether now existing or hereafter incurred which is subordinate and junior in right of payment to the Obligations, including, without limitation, the Subordinated Debentures.

          "Subsection" and "Subsections" have the meanings set forth in Section 10.2.

          "Subsidiary(ies)" mean any corporation more than fifty percent (50%) of whose capital stock now or hereafter is owned directly or indirectly by Borrower or any

Subsidiary or may be voted by Borrower or any Subsidiary. At the date hereof, the only Subsidiary of Borrower is IFC and the only
Subsidiary of IFC is Bank.

          "Systems" has the meaning set forth in Section 5.22.

          "Tangible Capital" means Equity Capital less goodwill.

          "Taxes" means all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Laws or by any Tribunal.

          "Telerate" means the Telerate System.

          "Term" means the period of time from the date hereof through and including October 5, 2000.

          "Termination Date" means October 5, 2000.

          "Total Assets" mean the sum of the book values (for
GAAP and Call Report purposes) of all of the assets of Bank as reflected on page RC-l of the current Call Report.

          "Total Capital" means the sum of Tangible Equity and the Loan Loss Reserve.

          "Tribunal" means any state, commonwealth, federal, foreign, territorial, or other court or governmental department, commission, board, bureau, agency, or instrumentality.

          "Tribunal Proceedings" has the meaning set forth in
Section 5.4.

          "Trust" means Independent Capital Trust, a statutory business trust formed under the laws of the State of Delaware.

          "Trust Agreement" means that certain trust agreement, dated as of July 29, 1998, executed by Borrower, as depositor, and the trustees of the Trust, as such trust agreement may have been or may be amended or restated from time to time.

          "Unpaid Judgments" has the meaning set forth in
Section 5.7.

          "Year 2000 Compliant" has the meaning set forth in
Section 5.22.

                           ARTICLE II
                           ----------

              COMMITMENT TO LEND, TERMS OF PAYMENT
              ------------------------------------


          Section 2.1. LOANS. Subject to and upon the terms, covenants, and conditions of this Agreement, Lender agrees to make loans (hereinafter called, individually, a "Loan" and, collectively, the "Loans") to Borrower for Approved Purposes in an aggregate principal amount at any one time outstanding up to but not exceeding the Committed Sum. Within the limit of the Committed Sum, Borrower may borrow, repay, and reborrow at any time and from time to time from the Closing Date to the earlier of (a) the Termination Date or (b) the termination of Lender's Commitment hereunder. Except for the initial Loan, each Loan shall be in the principal amount of $50,000.00 or any whole number multiple thereof. If, by virtue of payments made on the Note, the principal amount owed on the Note during its term reaches zero at any point, Borrower agrees that all of the Collateral and all of the Loan Documents shall remain in full force and effect to secure any Advances made thereafter, and Lender shall be fully entitled to rely on all of the Collateral and all of the Loan Documents unless an appropriate release of all or any part of the Collateral or all or any part of the Loan Documents has been executed by Lender. Each Loan shall be either a Domestic Loan or Eurodollar Loan, as Borrower shall specify in the related notice of borrowing or conversion. Domestic Loans and Eurodollar Loans may be outstanding at the same time. However, no more than four (4) Eurodollar Loans may be outstanding at any time. No Loan shall have a maturity date subsequent to the Termination Date.



          Section 2.2. NOTE. The Loans shall be evidenced by, and be repayable in accordance with, the Note. The Note shall be dated the Closing Date and shall be payable on or before the Termination Date. The Note shall be executed and delivered by Borrower to Lender on the Closing Date and shall be payable to the order of Lender in the original principal amount of the Committed Sum.

          Section 2.3. NOTICE AND MANNER OF BORROWING. Borrower shall give Lender written or telephonic notice (if telephonic, to be confirmed in writing within three (3) Business Days subsequent to the proposed date of borrowing) by 11:00 a.m. on the date of any requested Domestic Loan and at least two (2) Business Days prior to the date of any requested Eurodollar Loan specifying (a) the particular Loan Rate to be applicable to each Loan, (b) stating the principal amount of each Loan which is to bear interest at such Loan Rate, and (c) specifying the first day of the Interest Period for such Loan; provided, however, that no Interest Period with respect to the Eurodollar Rate shall extend beyond the Termination Date; and provided further that if such Interest Period does not end on a Business Day, Borrower shall be deemed to have selected an Interest Period ending on the next succeeding day which is a Business Day or, if the result of such extension would be to extend such Interest Period to the next month, the next preceding day which is a Business Day. If Borrower fails to give such notice, the rate of interest payable on the Loans for the succeeding Interest Period shall be the Domestic Rate. If Borrower elects to have the Eurodollar Rate apply for a particular Interest Period to a portion of the Loans as of the first day of such Interest Period, the Eurodollar Rate shall be in effect for each day during such Interest Period and for not less than the full Interest Period. Unless Borrower notifies Lender at least two (2) Business Days prior to the expiration of any applicable Interest Period that it desires to have the Eurodollar Rate apply to a particular Loan for another Interest Period, at the expiration of such Interest Period such Loan will bear interest at the Domestic Rate. In the event that Borrower timely elects to have the Eurodollar Rate apply for another Interest Period to a particular Loan, the Eurodollar Rate for such new Interest Period will be determined by Lender as herein provided as of the first day of such new Interest Period. If the Eurodollar Rate is in effect for a particular Interest Period with respect to a particular Loan, the Eurodollar Rate may not be changed to the Domestic Rate for such Loan until after the end of such Interest Period. On the date specified for each Loan, and upon the condition that Borrower has timely complied with all of the terms, covenants, and conditions of this Agreement, Lender shall credit the amount of the Loan to the general deposit account of Borrower with Lender in immediately available funds.

          Section 2.4. ROLLOVER; CONVERSION OF LOANS. Provided that no Default and no event which, with the lapse of time or notice or both, could become a Default shall have occurred and be continuing, Borrower may, before the Termination Date, on any Business Day with respect to any Domestic Loan and on Business Day which is the last day of an Interest Period with respect to any Eurodollar Loan, continue or convert all or any portion of Domestic Loans or Eurodollar Loans (whichever shall then be outstanding) as or into Loans of the same or another type. Borrower shall give Lender at least two (2) Business Days prior notice of each such continuance or conversion, specifying the date of continuation or conversion. Unless such notice is given by Borrower, each outstanding Eurodollar Loan shall automatically become a Domestic Loan on its Interest Payment Date. No Domestic Loan may be converted into a Eurodollar Loan if the Agreed Interest as of the date on which conversion is requested is higher than the Maximum Interest as of such date.

          Section 2.5. PAYMENT OF PRINCIPAL OF LOANS. Borrower shall pay to Lender on or before the Termination Date the principal amount of each Loan outstanding. In addition and notwithstanding the foregoing, if the Principal Debt is in excess of

$1,500,000.00 on January 5, 1999, Borrower shall pay to Lender on January 5, 1999 principal in an amount not less than the amount by which the Principal Debt exceeds $1,500,000.00, and if the Principal Debt is in excess of $1,000,000.00 on October 5, 1999, Borrower shall pay to Lender on October 5, 1999 principal in an amount not less than the amount by which the Principal Debt exceeds $1,000,000.00.

          Section 2.6.  INTEREST ON LOANS.

               (a)  DOMESTIC LOANS.  Borrower agrees to pay
interest (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days) on the unpaid principal balance from time to time owing on the Domestic Loans computed from the date of each Domestic Loan until maturity at a per annum rate which from day to day shall be the lesser of the Domestic Rate in effect from day to day or the Highest Lawful Rate in effect from day to day. After maturity, whether by acceleration or otherwise, and until paid, Borrower agrees to pay interest on all unpaid amounts of principal of and interest which has accrued on the Domestic Loans, payable on demand and accruing on a daily basis, at a per annum rate which from day to day shall be equal to the Highest Lawful Rate in effect from day to day. Interest on the Domestic Loans shall be due and payable quarter-annually as it accrues on the fifth (5th) day of January, April, July, and October of each calendar year during the term of the Note and at the Termination Date, with the first interest payment being due and payable on January 5, 1999.

               (b) EURODOLLAR LOANS. Borrower agrees to pay interest (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days) on the unpaid principal balance from time to time owing on the Eurodollar Loans computed from the date of each Eurodollar Loan until maturity at a per annum rate which from day to day shall be the lesser of the Eurodollar Rate in effect for each applicable Interest Period or the Highest Lawful Rate in effect from day to day. After maturity, whether by acceleration or otherwise, and until paid, Borrower agrees to pay interest on all unpaid amounts of principal of and interest which has accrued on the Eurodollar Loans, payable on demand and accruing on a daily basis, at a per annum rate which from day to day shall be equal to the Highest Lawful Rate in effect from day to day. Interest on the Eurodollar Loans shall be due and payable on each Interest Payment Date and at the Termination Date.



          Section 2.7. INTEREST PERIODS FOR LOANS. Each Interest Period for a Eurodollar Loan shall commence on the day such Eurodollar Loan was made or converted from a Domestic Loan or on the expiration of the immediately preceding Interest Period for such Eurodollar Loan and shall end on a date ninety (90) days thereafter; provided that (i) each Interest Period which commences before, and would otherwise end after, the Termination Date shall end on the Termination Date, and (ii) each such Interest Period shall end on a Business Day. Each Interest Period for a Domestic Loan shall commence on the date such Domestic Loan was made or converted from a Eurodollar Loan or the expiration of the immediately preceding Interest Period for such Domestic Loan and shall end on a date selected by Borrower; provided that (i) each Interest Period which commences before, and would otherwise end after, the Termination Date shall end on the Termination Date, (ii) each such Interest Period shall end on the fifth (5th) day of the month of January, April, July, or October next following the commencement date of such Interest Period, and (iii) each such Interest Period shall end on a Business Day.

          Section 2.8. PAYMENTS. All payments of principal of and interest on the Loan and all other amounts payable by Borrower to Lender under this Agreement or under the Note shall be paid to Lender when due at the principal office of Lender or at such other place or places as Lender may from time to time designate and shall be made in lawful money of the United States of America in immediately available funds. If any payment of principal of or interest on the Note shall become due on a Non-Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in each such case be included in computing interest in connection with such payment. Lender is hereby authorized by Borrower to debit the amount of any such payments from the general deposit account of Borrower with Lender.

          Section 2.9.  VOLUNTARY PREPAYMENTS.

               (a) DOMESTIC LOANS. Borrower shall have the right at any time, and from time to time, to prepay any Domestic Loan in whole or in part without premium or penalty, provided that (a) Borrower shall give notice to Lender not later than 11:00 a.m. Fort Worth, Texas time (if telephonic, to be confirmed in writing, on or before the date of prepayment), which shall notify Lender of each prepayment, (b) interest on the amount prepaid, accrued to the prepayment date, shall be paid on such prepayment date, and (c) each prepayment shall be in an aggregate amount of not less than $50,000.00.

               (b)  EURODOLLAR LOANS.  Borrower shall be
permitted to prepay each Eurodollar Loan in whole (but not in part) only upon payment to Lender of (y) all loss and expense which Lender may sustain or incur as reasonably determined by Lender as a result (before or after any Default) of any prepayment of any Eurodollar Loan on a day other than the last day of an Interest Period for such Eurodollar Loan including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid plus (z) an amount equal to the earnings Lender would have received on such Eurodollar Loan had such Eurodollar Loan not been prepaid; otherwise, Eurodollar Loans may not be prepaid, in whole or in part. Such payment shall be calculated as though Lender funded the principal amount prepaid through the purchase of U.S. Dollar deposits in the London, England interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period, whether in fact that is the case or not. Lender's determination of the amount of such payment shall be conclusive in the absence of manifest error.



          Section 2.10.  YIELD PROTECTION; TAXES.

               (a)  EURODOLLAR LOANS.

                    (i)  CHANGES IN LAW.  Notwithstanding
anything in this Agreement to the contrary, if Lender shall have reasonably determined that any Regulatory Change (as defined below) shall make it unlawful for Lender to make or maintain any Eurodollar Loan, Lender shall forthwith give notice thereof to Borrower. After such notice and until such time as Lender shall determine that such adverse conditions no longer exist, (A) no Eurodollar Loan shall be made by Lender, and (B) each Eurodollar Loan outstanding shall be converted into a Domestic Loan on the last day of the then current Interest Period with respect to each Eurodollar Loan.

                    (ii)  INCREASED COST.  If, as a result of any
Regulatory Change,

          (A) the basis of taxation of payments to Lender of the principal of or interest on any Eurodollar Loan or any other amounts payable under this Agreement in respect thereof (other than taxes imposed on the overall net income of Lender) is changed; or

          (B)  any reserve, special deposit or similar
     requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Lender are imposed, modified or deemed applicable; or

          (C) any other condition affecting this Agreement or any Eurodollar Loan is imposed on Lender;

and Lender reasonably determines that, by reason thereof, the cost to Lender of making or maintaining any Eurodollar Loan is increased by an amount deemed by Lender to be material, or any amount receivable by Lender hereunder in respect of any Eurodollar Loan is reduced by an amount deemed by Lender to be material (such increases in cost and reductions in amounts receivable being herein called "Increased Cost"), then Borrower shall pay to Lender upon demand such additional amount or amounts as Lender reasonably determines will compensate it for such Increased Cost, but not in excess of the Maximum Amount (such demand to be accompanied by a written statement setting forth the basis for the calculation thereof); provided, however, notwithstanding any prohibition against prepayment to the contrary in Section 2.9, Borrower shall have the right on the last Business Day of an Interest Period, upon such notice as agreed upon by Borrower and Lender, to convert any such Eurodollar Loan which is subject to an Increased Cost into a Domestic Loan, provided Borrower shall have paid Lender such additional amount or amounts for such conversion and Increased Cost through the date of conversion.

               (b) REGULATORY CHANGE. As used in this Section, "Regulatory Change" shall mean, as to Lender, any change after the date of this Agreement in the United States federal, state, or foreign Laws (including the introduction of any new Law) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including Lender of or under any United States federal, state or foreign Laws (whether or not having the force of Law) by any court or governmental authority charged with the interpretation or administration thereof.

               (c)  INDEMNITY.  Without prejudice to any
provisions of this Section, Borrower hereby agrees to indemnify Lender against any loss or expense, except for any loss or expense caused by Lender's gross negligence or willful misconduct, which Lender may sustain or incur as reasonably determined by Lender as a result (before or after Default) of (i) any principal payment, prepayment, or conversion of any Eurodollar Loan on a day other than the last day of an Interest Period for such Eurodollar Loan, or (ii) any failure of Borrower to borrow or convert on a date specified therefor in a notice of borrowing or conversion pursuant to Section 2.3 hereof.

               (d) CONCLUSIVE DETERMINATION. Provided that notice shall have been given to Borrower of the reasons therefor, determinations by Lender for purposes of this Section shall be conclusive, provided that such determinations are made reasonably and in good faith.

               (e) TAXES. All payments made by Borrower under this Agreement shall be made free and clear of and without deduction for or on account of any present or future income, stamp or other Taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any non-United States national Person or any political subdivision or taxing authority thereof or therein, excluding, however, any such Tax imposed by any such foreign Person, political subdivision or taxing authority thereof or therein on or measured by the overall net income of Lender whose principal office or lending office is located within such foreign Person, political subdivision or taxing authority thereof or therein (all such non-excluded Taxes, levies, imports, duties, charges, fees, deductions, withholdings or restrictions being herein collectively called "Foreign Taxes"). In the event that any Foreign Tax is deducted or withheld from any amounts payable to Lender under this Agreement or the Note, Borrower shall pay, at the time of such payments, such additional amounts in Dollars as are necessary to yield to Lender interest, or any other amount payable hereunder, at the rates specified in this Agreement and the Note, after giving effect to any Foreign Tax and after giving effect to any Foreign Taxes required to be paid by Lender in respect of the receipt of such additional amounts. Borrower, as promptly as possible, shall send to Lender a certified official receipt for payment of all Foreign Taxes and other amounts paid by Borrower hereunder, together with such additional documentary evidence as may be required from time to time by Lender. Notwithstanding the foregoing, Lender may assume, but shall not be required to assume, liability for all or part of any Foreign Tax. If Lender does agree to be so bound, Lender will be bound only as to the amount specified and for the time period specified in such agreement.

          Section 2.11. PURPOSE OF LOAN. Borrower represents that the purpose of the Loan is, and that the proceeds of the Loan will only be used, to pay expenses incurred in the operation by Borrower and the Subsidiaries of the Permitted Businesses and to pay a portion of the acquisition costs to be incurred by Borrower to purchase all of the issued and outstanding capital stock in ABC.

          Section 2.12. INTEREST. Notwithstanding anything contained herein to the contrary (except the provisions of Section 10.10 to the extent such provisions may be inconsistent herewith), if at any time during the term of the Note, the Highest Lawful Rate has been charged Borrower in lieu of the Loan Rate because the Loan Rate has exceeded the Highest Lawful Rate on one or more days during the term of the Note, and if, as a result, on any date during the term of the Note the aggregate amount of interest which has accrued on the Note up to, but not including, such date is less than the aggregate amount of interest which otherwise would have accrued on the Note up to, but not including, such date had the Loan Rate been charged for every day during the term of the Note up to, but not including, such date, then on such date the unpaid principal balance of the Note shall bear interest at the Highest Lawful Rate even though the Highest Lawful Rate is in excess of the Loan Rate for such date. Any change in either the Prime Rate or the Highest Lawful Rate or both shall, automatically and without notice to Borrower, be effective for purposes of changing the rate of interest which the Note bears as of the opening of business on the date of any such change in the Prime Rate or the Highest Lawful Rate.

          Section 2.13. SALE OF PARTICIPATIONS. Lender reserves the right to sell participations in the Loan to Participants at any time and from time to time.

          Section 2.14. ORDER OF APPLICATION. Except as otherwise provided in the Loan Documents or otherwise agreed by Lender, all payments and prepayments of the Obligations, including proceeds from the exercise of any Rights under the Loan Documents or proceeds of any of the Collateral, shall be applied to the Obligations in the following order, any instructions from Borrower to the contrary notwithstanding: (a) to expenses for which Lender shall not have been reimbursed under the Loan Documents, and then to all indemnified amounts due under the Loan Documents; (b) to any fees then owed Lender hereunder; (c) to accrued interest on the portion of the Obligations being paid or prepaid; (d) to the portion of the principal being paid or prepaid; (e) to the remaining accrued interest on the Obligations; (f) to the remaining principal; and (g) to the remaining Obligations. All amounts remaining after the foregoing application of funds shall be paid to Borrower.

                          ARTICLE III
                          -----------

                           COLLATERAL
                           ----------

          Section 3.1. STOCK. In order to secure payment of the Obligations, Borrower shall grant to Lender a security interest in all of the Stock of the Subsidiaries (whether now or hereafter issued) owned by Borrower (including, without limitation, all of the Stock in IFC) by executing and delivering to Lender a Security Agreement and a Stock Power and by delivering to Lender the certificates representing all of the Stock of the Subsidiaries owned by Borrower. In order to induce Lender to make the Loans to Borrower and in order to further secure payment of the Obligations, IFC shall grant to Lender a security interest in all of the Stock of the Subsidiaries (whether now or hereafter issued) owned by IFC (including, without limitation, all of the Stock in Bank) by executing and delivering to Lender appropriate Security Agreements and appropriate Stock Powers and by delivering to Lender the certificates representing all of the Stock of the Subsidiaries owned by IFC.

                           ARTICLE IV
                           ----------

                CONDITIONS PRECEDENT TO LENDING
                -------------------------------

          Section 4.1. DELIVERY OF ITEMS. Lender shall not be obligated to make the initial Loan or any Advance unless and until Borrower has delivered to Lender, or Lender otherwise receives on or prior to the Closing Date, each of the following:

               (a) For Borrower, each of the following documents and certificates:

                    (i)  A certificate of incumbency of all
officers of Borrower who will be authorized to execute or attest any of the Loan Documents on behalf of Borrower, dated the Closing Date, executed by the President and by the Secretary of Borrower; and

                    (ii) A copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement, duly adopted by the Board of Directors of Borrower, accompanied by a certificate of the Secretary of Borrower, dated the Closing Date, that such copy is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of Borrower, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect as of the Closing Date.

               (b) For each Subsidiary, each of the following documents and certificates:

                    (i)  A certificate of incumbency of all
officers of such Subsidiary who will be authorized to execute or attest any of the Loan Documents on behalf of such Subsidiary, dated the Closing Date, executed by the President and by the Secretary of such Subsidiary; and

                    (ii) A copy of resolutions approving the Loan Documents to be executed by such Subsidiary and authorizing the transactions contemplated in this Agreement, duly adopted by the Board of Directors of such Subsidiary, accompanied by a certificate of the Secretary of such Subsidiary, dated the Closing Date, that such copy is a true and correct copy of resolutions duly adopted at a meeting of the Board of Directors of such Subsidiary, and that such resolutions have not been amended, modified, or revoked in any respect and are in full force and effect as of the Closing Date.

               (c) The Note, dated the Closing Date and with all blanks appropriately completed, duly executed by Borrower.

               (d) A Security Agreement, dated the Closing Date and with all blanks appropriately completed, duly executed by Borrower covering all of the Stock of the Subsidiaries owned by Borrower.

               (e) A Stock Power, dated the Closing Date and with all blanks appropriately completed, duly executed by Borrower covering all of the Stock of the Subsidiaries owned by Borrower.

               (f) Stock certificates representing all of the Stock of the Subsidiaries owned by Borrower.

               (g) A Security Agreement, dated the Closing Date and with all blanks appropriately completed, duly executed by IFC covering all of the Stock of the Subsidiaries owned by IFC.

               (h) A Stock Power, dated the Closing Date and with all blanks appropriately completed, duly executed by IFC covering all of the Stock of the Subsidiaries owned by IFC.

               (i) Stock certificates representing all of the Stock of the Subsidiaries owned by IFC.

               (j) Evidence satisfactory to Lender that the representations and warranties made in Article V are true and correct on and as of the Closing Date.

               (k) Evidence satisfactory to Lender that the Liens created by the Loan Documents are, collectively, first and prior to all of the Collateral.

               (l)  A copy of the Purchase Agreement, duly
executed by Borrower and ABC.

               (m) Copies of all documents executed or otherwise furnished in connection with the transactions contemplated by the Purchase Agreement.

               (n) Copies of all approvals and consents required by applicable Laws to be issued as a condition to Seller being authorized to sell the ABC Stock to Borrower and to Borrower being authorized to purchase the ABC Stock from Seller.

               (o) A copy of the Trust Agreement, duly executed by all of the parties thereto.

               (p) Copies of all documents executed or otherwise furnished in connection with the issuance of the Preferred
Securities.

               (q) A copy of the Indenture, duly executed by all of the parties thereto.

               (r) Copies of all documents executed or otherwise furnished in connection with the issuance of the Subordinated
Debentures.

               (s) All other evidences, certificates, opinions, agreements, documents, and instruments as Lender may reasonably request.

          Section 4.2. CONDITIONS FOR LOAN. In addition to the conditions precedent stated elsewhere herein, Lender shall not be obligated to make the initial Loan or any Advance during the Term hereof unless:

               (a)  The representations and warranties made in
Article V of this Agreement are true and correct at and as of the time the Advance is to be made, and the request for an Advance shall constitute the representation and warranty by Borrower that such representations and warranties are true and correct at such time.

               (b) On the date of, and upon receipt of, the Advance, no Default, and no event which, with the lapse of time or notice or both, could become a Default, shall have occurred and be continuing.

               (c)  The Advance will not contravene any
applicable Law.

               (d) Lender has received a written or telephonic request for each Domestic Loan by 11:00 a.m. on the date of any requested Domestic Loan and Lender has received a written or telephonic request for each Eurodollar Loan at least two (2) Business Days prior to the date of any requested Eurodollar Loan, as well as such other documents, opinions, certificates, agreements, instruments and evidences as Lender may reasonably request.

               (e) The Principal Debt prior to such Advance plus the amount of the requested Advance will not exceed the Committed
Sum in effect at the date of the requested Advance.

               (f) All proceeds of previous Advances shall have been spent or used only for Approved Purposes.

               (g) Lender has reviewed and approved the sources and form of the capital to be raised by Borrower in connection with the acquisition by Borrower of ABC.

               (h) Lender has reviewed and approved the sources and form of the trust preferred capital to be raised by or on behalf of Borrower in connection with the acquisition by Borrower of ABC.

               (i) Borrower has received, not more than five (5) days prior to the Closing Date, not less than a total of $12,525,000.00 in cash from the sale by Borrower of additional capital stock in Borrower and from the issuance by Borrower of the Subordinated Debentures.

               (j) Lender has completed and approved the results of an on-site audit and review by Lender of Borrower and the Subsidiaries.

               (k) All conditions precedent to the obligations of ABC and Seller to close the Sale contemplated by the Purchase
Agreement have been satisfied or have been waived in writing by ABC and Seller.

               (l) All conditions precedent to the obligations of Borrower to close the sale contemplated by the Purchase
Agreement have been satisfied or have been waived in writing by Borrower with the prior written consent of Lender.

               (m)  The sale contemplated by the Purchase
Agreement has closed.

               (n) Lender has approved the Purchase Agreement, all documents required to be executed in connection with the Sale, and all aspects of the Sale.

               (o) On the date of the Advance, neither Borrower nor ABC is in default under the Purchase Agreement.

               (p)  All approvals and consents required by
applicable Laws to be issued as a condition to Seller being authorized to sell the ABC Stock to Borrower or as a condition to Borrower being authorized to purchase the ABC Stock from Seller have been issued by the applicable Tribunals and received by Borrower, ABC, and/or Seller.

               (q) The Preferred Securities have been issued and the proceeds of the issuance of the Preferred Securities have been used to purchase the Subordinated Debentures.

               (r)  The Subordinated Debentures have been issued.

               (s) The Indenture has been executed and delivered by all of the parties thereto.

               (t) Not more than five (5) days prior to the Closing Date, not less than 200,000 additional shares of common stock in Borrower have been sold by Borrower and the proceeds of such sale received by Borrower.



                           ARTICLE V
                           ---------

                 REPRESENTATIONS AND WARRANTIES
                 ------------------------------

          Borrower and each Subsidiary jointly and severally represent and warrant to Lender as follows:

          Section 5.1. CORPORATE EXISTENCE. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas, and is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature and extent of its business and property requires the same. Each Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of the State of its incorporation or is a national banking association duly organized, validly existing, and in good standing under the laws of the United States or is a state bank duly organized, validly existing, and in good standing under the laws of the State of Texas.

          Section 5.2. AUTHORIZATION. Borrower and each Subsidiary possess all requisite authority, power, licenses, permits, and franchises to conduct their respective businesses and execute, deliver, and comply with the terms of the Loan Documents. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof, the making of the Loan, and the execution, issuance, and delivery of the Loan Documents have been duly authorized and approved by all necessary corporate action on the part of Borrower and the Subsidiaries.
No consent or approval of any Tribunal is required in order for Borrower or the Subsidiaries to legally execute, deliver, and comply with the terms of the Loan Documents.

          Section 5.3. PROPERTIES; PERMITTED LIENS. Borrower and the Subsidiaries each have good and marketable title to all their respective properties and assets and to the Collateral subject to no Liens except the Permitted Liens. All material leases under which Borrower or any Subsidiary is lessee are in full force and effect, and neither Borrower nor any Subsidiary is in default thereunder.

          Section 5.4. COMPLIANCE WITH LAWS AND DOCUMENTS. Borrower is not, nor will the execution, delivery, and performance of and compliance with the terms of the Loan Documents cause Borrower to be, in violation of any Laws or in default (nor has any event occurred which, with notice or lapse of time or both, could constitute such a default) under any Material Agreement in any respect which could have a Material Adverse Effect. During the past five (5) years, there have been no proceedings, claims, or investigations against or involving Borrower or any Subsidiary by any Tribunal under or pursuant to any environmental, occupational safety and health, antitrust, unfair competition, securities, or other Laws which could have a Material Adverse Effect, except those described on Exhibit B attached hereto (the "Tribunal Proceedings").

          Section 5.5.   MATERIAL AGREEMENTS.  There are no
Material Agreements except those which are specifically described in the Loan Documents.

          Section 5.6.  INDEBTEDNESS.  Except as disclosed to
Lender, neither Borrower nor any Subsidiary is directly, indirectly, or contingently obligated with respect to any Indebtedness as of the date of this Agreement.


          Section 5.7. LITIGATION. Except for Litigation in which Borrower or any Subsidiary is exclusively a plaintiff without a counterclaim, crossclaim, or similar action asserted against Borrower or any Subsidiary and except as set forth on Exhibit C attached hereto (the "Existing Litigation"), neither Borrower nor any Subsidiary is involved in, nor is Borrower or any Subsidiary aware of the threat of, any Litigation which could have a Material Adverse Effect, and there are no outstanding or unpaid judgments against Borrower or any Subsidiary except as described on Exhibit D attached hereto (the "Unpaid Judgments").

          Section 5.8. COMPLIANCE BY SUBSIDIARIES. None of the Subsidiaries is, nor will the execution, delivery, and performance of and compliance with the terms of the Loan Documents cause any Subsidiary to be, in violation of any Laws or in default under any Material Agreement to which any Subsidiary is a party or by which any Subsidiary is bound, other than such violations or defaults which will not, individually or collectively, cause a Material Adverse Effect.

          Section 5.9. TAXES. All federal, state, foreign, and other Tax returns of Borrower and of each Subsidiary required to be filed have been filed, all federal, state, foreign, and other Taxes imposed upon Borrower or any Subsidiary which are due and payable have been paid, and no material amounts of Taxes not reflected on such returns are payable by Borrower or any Subsidiary, other than Taxes being contested in good faith by appropriate legal proceedings.

          Section 5.10. GENERAL. There is no significant material fact or condition relating to the financial condition and business of Borrower, any Subsidiary or the Collateral which has not been related in writing to Lender, and all writings or oral statements heretofore or hereafter exhibited, made, or delivered to Lender by or on behalf of Borrower or any Subsidiary are and will be genuine and in all respects what they purport and appear to be.

          Section 5.11. ENFORCEABILITY OF LOAN DOCUMENTS. All Loan Documents when duly executed and delivered by Borrower will constitute legal, valid, and binding obligations of Borrower enforceable in accordance with their terms. All Loan Documents when duly executed and delivered by a Subsidiary will constitute legal, valid, and binding obligations of such Subsidiary enforceable in accordance with their terms.

          Section 5.12. SECURITIES LAWS. Borrower has not, nor has any Person acting or purporting to act on behalf of Borrower, directly or indirectly, offered the Note for sale to, or solicited any offer to buy the Note from, or otherwise negotiated in respect thereof with, any Person, other than Lender, or done (or omitted to do) any other act, so as to bring the issuance or sale thereof to Lender within the registration requirements of the Securities Act of 1933, as amended, and Borrower has complied with or is exempt from the registration provisions of all state securities or "blue sky" Laws applicable to the issuance or sale of the Note to Lender.

          Section 5.13. FINANCIAL STATEMENTS. All financial statements of Borrower and of the Subsidiaries heretofore and hereafter to be delivered to Lender have been and shall continue to be prepared in accordance with GAAP and applicable regulatory accounting principles, and do and shall accurately represent the financial condition of Borrower and of the Subsidiaries as of the date of each such financial statement. There are and shall be no material liabilities, direct or indirect, fixed or contingent, as of the date of each such financial statement which are not reflected therein or in the notes thereto. Except for transactions directly related to, or specifically contemplated by, this Agreement and transactions heretofore disclosed in writing to Lender, there has been no material adverse change in the financial condition of Borrower or any Subsidiary as shown by the Current Financial Statement for Borrower and each Subsidiary between the date of such Current Financial Statement and the date hereof, nor has Borrower or any Subsidiary incurred any material liability, direct or indirect, fixed, or contingent, except as otherwise disclosed to and approved in writing by Lender.

          Section 5.14. REGULATION U. The proceeds of the Advances are not and will not be used directly or indirectly for the purpose of purchasing or carrying, or for the purpose of extending credit to others for the purpose of purchasing or carrying, any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

          Section 5.15.  CONTRACTUAL OBLIGATIONS.  Except as
described on Exhibit E
attached hereto (the "Existing Contractual Obligations"), neither
Borrower nor any Subsidiary is directly, indirectly, or contingently obligated with respect to any material Contractual
Obligations.

          Section 5.16. SUBSIDIARIES. The only Subsidiary of Borrower as of the date of this Agreement is IFC. As of the date of this Agreement, IFC has 1,000 shares of capital stock issued and outstanding, all of which are owned by Borrower. The only Subsidiary of IFC as of the date of this Agreement is Bank. As of the date of this Agreement, Bank has 250,000 shares of capital stock issued and outstanding, all of which are owned by IFC.
Bank has no Subsidiaries as of the date of this Agreement.

          Section 5.17. OTHER OBLIGATIONS. To the best of Borrower's knowledge and belief, neither Borrower nor any Subsidiary is in default in the payment of the principal of or interest on any Indebtedness nor is Borrower or any Subsidiary in default under any instrument or agreement under or subject to which any Indebtedness has been issued, and no event has occurred under the provisions of any such instrument which, with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default thereunder.

          Section 5.18. ERISA. Neither Borrower nor any Subsidiary has incurred any liability to the PBGC in connection with any Plan established or maintained by Borrower and/or any Subsidiary. No (a) Plan of Borrower and/or any Subsidiary has incurred any material accumulated funding deficiency within the meaning of ERISA, (b) Reportable Event has occurred with respect to any Plan, or (c) prohibited transaction (as such term is defined in ERISA) has occurred.

          Section 5.19. REGULATORY ACTS. Neither Borrower nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Act of 1935, the Federal Power Act, the Interstate Commerce Act, or any other Law (other than Regulation X of the Board of Governors of the Federal Reserve System) which regulates the incurring by Borrower or any Subsidiary of debt, including, but not limited to, Laws regulating common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

          Section 5.20. RELATIONSHIP WITH LENDER. No Person who may be deemed to have "control" of Borrower or any Subsidiary is an "executive officer", "director", or "person who directly or indirectly or in concert with one or more persons, owns, controls, or has the power to vote more than ten percent (10%) of any class of voting securities" of Lender. Terms appearing in quotations in this section are used herein as defined in Section

215.2 of Regulation O of the Board of Governors of the Federal
Reserve System, as amended.

          Section 5.21. LOCATION OF PROPERTIES AND RECORDS. Borrower's chief executive office is where Borrower and each Subsidiary is entitled to receive notices hereunder, notwithstanding that Borrower or any Subsidiary may maintain other places of business; the present and foreseeable location of Borrower's and each Subsidiary's books and records is its chief executive office; and all such books and records of Borrower and each Subsidiary are in its possession.

          Section 5.22. INELIGIBLE SECURITIES. No portion of any Advance shall be used directly or indirectly to purchase ineligible securities, as defined by applicable regulations of the Federal Reserve Board, underwritten by any affiliate of Banc One Corporation during the underwriting period and for thirty
(30) days thereafter.

          Section 5.23. YEAR 2000 COMPLIANCE. As of the date of any request for an Advance, as of the date of any renewal, extension or modification of any of the Loan documents, and at all times that Lender's commitment to make Advances under this Agreement is outstanding:

               (a) All devices, systems, machinery, information technology, computer software and hardware, and other date sensitive technology (jointly and severally the "Systems") necessary for Borrower and the Subsidiaries to carry on their respective businesses as presently conducted and as contemplated to be conducted in the future are Year 2000 Compliant or will be Year 2000 Compliant within a period of time calculated to result in no material disruption of any of Borrower's and the Subsidiaries' business operations. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used prior to, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error relating to date data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.
               (b)  Borrower and the Subsidiaries have (i)
undertaken a detailed inventory, review, and assessment of all areas within their respective businesses and operations that could be adversely affected by the failure of Borrower or any of the Subsidiaries to be Year 2000 Compliant on a timely basis;
(ii) developed a detailed plan and time line for becoming Year 2000 Compliant on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable in all material respects.
               (c)  Borrower and the Subsidiaries have made
written inquiry of
each of their key suppliers, vendors, and customers, and have obtained in writing confirmations from all such persons, as to whether such persons have initiated programs to become Year 2000 Compliant and on the basis of such confirmations, Borrower and the Subsidiaries reasonably believe that all such persons will be or become so compliant. For purposes hereof, "key suppliers, vendors, and customers" refers to those suppliers, vendors, and customers of Borrower and the Subsidiaries whose business failure would, with reasonable probability, result in a material adverse change in the business, properties, condition (financial or otherwise), or prospects of Borrower or any of the Subsidiaries. For purposes of this paragraph, Lender, as a lender of funds under the terms of this Agreement, confirms to Borrower and the Subsidiaries that Lender has initiated its own corporate-wide Year 2000 program with respect to its lending activities.

               (d)  The fair market value of all real and
personal property, if any, pledged to Lender as Collateral to secure the Obligations is not and shall not be less than currently anticipated or subject to substantial deterioration in value because of the failure of such Collateral to be Year 2000
Compliant.

                           ARTICLE VI
                           ----------

                 CERTAIN AFFIRMATIVE COVENANTS
                 -----------------------------

          So long as Lender is committed to make Advances hereunder, and thereafter until payment and performance in full of the Obligations, unless Borrower receives from Lender a prior written statement that Lender does not object to a deviation, Borrower and each Subsidiary jointly and severally covenant and agree that:

          Section 6.1. INCUMBENCY. Borrower and each Subsidiary will from time to time, at the request of Lender, certify to Lender the names, signatures, and positions of all persons authorized to execute and deliver any Loan Documents.

          Section 6.2. MATERIAL ADVERSE EFFECT. Borrower will promptly give written notice to Lender of any matter (including Litigation) which has resulted in, or might result in, a Material Adverse Effect, and advise Lender from time to time of the status thereof.

          Section 6.3. PAYMENT OF DEBTS. Borrower and each Subsidiary will pay or cause to be paid all of their respective Indebtedness prior to the date on which penalties attach thereto (except to the extent and so long as the payment thereof is being properly contested in good faith by appropriate proceedings and adequate reserves have been established therefor).

          Section 6.4. EXPENSES OF LENDER. Borrower will reimburse Lender for all reasonable out-of-pocket costs, fees, and expenses incident to the Loan Documents or any transactions contemplated thereby, including, without limitation, all recording fees, all recording taxes, and the reasonable fees and disbursements of special counsel for the Lender for negotiation and preparation of the Loan Documents, preparation and review of other documents, and providing of other legal services, from time to time, in connection herewith up through the Closing Date, and thereafter for services (a) in connection with any subsequent Advance, (b) in connection with or in anticipation of a Default,
(c) in connection with any amendment or waiver to any of the Loan Documents, or (d) in connection with any request or action initiated by Borrower, all of which shall be and become a part of the Obligations.

          Section 6.5. INSURANCE. Borrower shall cause each Banking Subsidiary to keep all property of a character usually insured by Persons engaged in the same or similar businesses adequately insured by financially sound and reputable insurers and shall furnish Lender evidence of such insurance immediately upon request in form satisfactory to Lender.

          Section 6.6.  MAINTENANCE OF CORPORATE EXISTENCE.
Borrower and each Subsidiary will maintain its respective corporate existence and authority to transact business in good standing under the Laws of the State in which incorporated and in all jurisdictions where the same may be necessary.

          Section 6.7. TAXES. Borrower and each Subsidiary will promptly pay or cause to be paid when due (for the account of Lender, where appropriate) any and all Taxes due by Borrower or such Subsidiary, including, without limitation, all taxes, duties, fees, levies and other charges of whatsoever nature which have been or may be imposed by any government or by any department, agency, state, other political subdivision or taxing authority thereof or therein, including, without limitation, those due on or in connection with the execution, issuance, delivery or registration of this Agreement or the Note; provided that neither Borrower nor any Subsidiary shall be required to pay and discharge any such Taxes or charges so long as the validity thereof shall be contested in good faith by appropriate proceedings and Borrower or such Subsidiary shall set aside on its books adequate reserves with respect thereto and shall pay any such Taxes or charge before the property subject thereto shall be sold to satisfy any lien which has attached as security therefor.

          Section 6.8.   COMPLY WITH AGREEMENT.  Borrower and
each Subsidiary will fully comply with the terms, provisions and conditions of this Agreement and of all documents executed pursuant hereto.

          Section 6.9. MAINTENANCE OF ASSETS AND BUSINESS. Borrower and each Subsidiary will at all times conduct or cause to be conducted Borrower's and each Subsidiary's business in an orderly, efficient, and regular manner, will keep or cause to be kept all of Borrower's and each Subsidiary's assets which are useful and necessary in their respective businesses in good repair, working order and condition, and will make or cause to be made all necessary repairs, renewals and replacements as may be reasonably required.

          Section 6.10. WITHHOLDING TAXES. Borrower and each Subsidiary will make timely payment or deposit of all amounts of Tax required to be withheld and paid to or deposited with the United States pursuant to the provisions of Title C of the Internal Revenue Code of 1986, as from time to time amended, with respect to any and all wages paid to employees of Borrower or any Subsidiary.

          Section 6.11. BOOKS AND RECORDS. Borrower and each Subsidiary will keep, in Abilene, Texas, in accordance with GAAP, or applicable regulatory accounting principles, proper and complete books of records and accounts and permit an agent of Lender to inspect the same from time to time and make and take away copies thereof provided such inspection is made with reasonable notice to Borrower and during normal business hours.

          Section 6.12. ANNUAL FINANCIAL STATEMENTS. Borrower will deliver to Lender, within one hundred twenty (120) days after the last day of each fiscal year of Borrower, audited (by a recognized firm of certified public accountants acceptable to Lender) consolidating financial statements showing the consolidated financial position, results of operations, statement of cash flows, and reconciliation of stockholders' equity of Borrower and the Subsidiaries as of, and for the year ended on, such last day, together with (a) the unqualified opinion of such firm of certified public accountants that such financial statements present fairly, in all material respects, the consolidated financial position of Borrower and the Subsidiaries as of the last day of such fiscal year and the results of operations and the cash flow of Borrower and the Subsidiaries for the fiscal year then ended in conformity with GAAP and applicable regulatory accounting principles and with no exceptions, inconsistencies, or uncertainties described or disclosed therein;
(b) if such financial statements have disclosed the existence of any condition or event at the end of the fiscal year which constitutes a Default under this Agreement, or which, after notice or lapse of time, or both, could constitute a Default, a statement from such firm of certified public accountants specifying the nature and period of existence of any such condition or event disclosed by such examination; (c) any management letter or report, asset quality report, reserve adequacy report, or other written report of such firm of certified public accountants which accompanies or is issued in connection with such financial statements or such opinion; and (d) the certificate of the chief financial officer of Borrower that all of such financial statements present fairly the consolidated financial position of Borrower and the Subsidiaries as of the last day of such fiscal year and the results of the operations and the cash flow of Borrower and the Subsidiaries for the fiscal year then ended in conformity with GAAP and applicable regulatory accounting principles. Each such audited financial statement shall contain at least a consolidated balance sheet of Borrower and the Subsidiaries as at the end of such fiscal year and a statement of profit and loss and surplus for such fiscal year, setting forth in each case, in comparative form, the corresponding figures from the preceding fiscal year.

          Section 6.13. FORM 10-K REPORT. Borrower will deliver to Lender as soon as available and in any event within one hundred twenty (120) days after the last day of each fiscal year of Borrower, a copy of Borrower's Annual Report on Form 10-K for such fiscal year as filed with the United States Securities and Exchange Commission.

          Section 6.14. CALL REPORTS. Borrower will cause to be delivered to Lender, and each Banking Subsidiary will deliver to Lender, as soon as available and in any event within forty-five
(45) days after the last day of each calendar quarter, a copy of the Call Report for such Banking Subsidiary for such calendar quarter.

          Section 6.15. QUARTERLY REPORTS OF BORROWER. Borrower will deliver to Lender as soon as available and in any event within forty-five (45) days after the last day of each calendar quarter, copies of Borrower's Parent Only Financial Statement (FR-Y9LP or any successor or replacement report) for such quarter as filed with the Board of Governors of the Federal Reserve System and Borrower's Consolidated Financial Statements (FR-Y9C or any successor or replacement report) for such quarter as filed with the Board of Governors of the Federal Reserve System.

          Section 6.16. QUARTERLY REPORTS OF IFC. Borrower will deliver to Lender as soon as available and in any event within forty-five (45) days after the last day of each calendar quarter, a copy of IFC's Parent Only Financial Statement (FR-Y9LP or any successor or replacement report) for such quarter as filed with the Board of Governors of the Federal Reserve System.

          Section 6.17. REPORTS OF CRITICIZED ASSETS. Borrower will cause to be delivered to Lender, and each Banking Subsidiary will deliver to Lender, as soon as available and in any event within forty-five (45) days after the last day of each calendar quarter, a summary report of the totals of all assets of each Banking Subsidiary classified or rated, in whole or in part, as Classified Assets, Foreclosed Assets, OAEM, or OREO as of the last day of each calendar quarter, summarized according to the amount of assets of each Banking Subsidiary in each rating category; and upon request of Lender, a detailed listing of such assets. Such report shall be in such form as Lender may reasonably require.

          Section 6.18. FORM 10-Q REPORTS. Borrower will cause to be delivered to Lender, and IFC will deliver to Lender, as soon as available and in any event within forty-five (45) days after the last day of each calendar quarter, a copy of IFC's Quarterly Report on Form 10-Q for such quarter as filed with the United States Securities and Exchange Commission.

          Section 6.19. EXAMINATION REPORTS. Borrower will deliver to Lender or cause to be delivered to Lender, and each Subsidiary will deliver to Lender, as soon as available and in any event within thirty (30) days after receipt by Borrower or any Subsidiary, a copy of each examination report on Borrower or any Subsidiary and all correspondence from any banking regulatory agency reflecting negatively on Borrower or any Subsidiary.

          Section 6.20. INFORMATION AND INSPECTION. Borrower and each Subsidiary will furnish to Lender as soon as available copies of all (a) materials filed pursuant to the Securities Act of 1933, or 1934, as amended, by Borrower or any Subsidiary with the Securities and Exchange Commission, (b) reports to stockholders, and (c) press releases, and at any reasonable time any other information pertinent to any provision of this Agreement or to Borrower's business or to any Subsidiary's business which Lender may reasonably request. Borrower and each Subsidiary shall permit an authorized representative or representatives of Lender to visit and inspect at reasonable times any of the properties of Borrower or of any Subsidiary and to discuss the affairs, finances, and accounts of Borrower and the Subsidiaries with the officers and employees of Borrower or of any Subsidiary.

          Section 6.21. ADDITIONAL INFORMATION. Borrower will promptly furnish, or cause to be furnished, to Lender such other information, not otherwise required herein, respecting the business affairs, assets and liabilities of Borrower, the Subsidiaries and the Collateral as Lender shall from time to time request, including, but not limited to, such opinions, certificates, and documents, in addition to those heretofore mentioned, as Lender may reasonably request.

          Section 6.22.  USE OF ADVANCES.  Borrower will use the
proceeds of the Loan solely as set forth in Section 2.11.

          Section 6.23. CHANGES IN FACT. Borrower will promptly notify Lender of any change in any material fact or circumstances represented or warranted by Borrower or any Subsidiary in the Loan Documents or in any other documents furnished to Lender in connection with this Agreement.

          Section 6.24. COMPLY WITH ERISA. Borrower and each Subsidiary will comply with all requirements of ERISA as now in force or hereafter amended and maintain and keep in full force and effect any and all Plans which have been adopted under and pursuant to ERISA which are presently in existence, if any, or from time to time hereafter may come into existence, make contributions to such Plans in a timely manner and in an amount sufficient to comply with the requirements of ERISA, and acquire and maintain in amounts satisfactory to Lender from either the PBGC or an authorized private insurer, when available, the contingent employer liability coverage insurance provided for under Section 4023 (or any amendments thereof or successors thereto) of ERISA. Borrower and each Subsidiary will notify Lender, within ten (10) days after Borrower or any Subsidiary knows or has reason to know, of the occurrence of a Reportable Event with respect to any Plan of Borrower or any Subsidiary subject to ERISA, or the complete or partial withdrawal from participation in a Plan by Borrower or any Subsidiary (or the intention of Borrower or any Subsidiary to do so), or that the PBGC or Borrower or any Subsidiary has instituted or will institute proceedings under ERISA to terminate any such Plan, or that any event has occurred or condition exists which might constitute grounds for termination of any such Plan under ERISA.

          Section 6.25.  CONTINUANCE OF PRESENT BUSINESS.
Borrower and each Subsidiary will carry on and conduct its respective business in substantially the same fields as such business is now and has heretofore been carried on.

          Section 6.26.  COMPLIANCE WITH APPLICABLE LAWS.
Borrower and each Subsidiary will comply with the requirements of all applicable Laws, rules, regulations and orders of any governmental authority, except where contested in good faith and by proper proceedings.

          Section 6.27. NOTICE OF EVENT OF DEFAULT AND SUITS. Upon discovery, Borrower or the appropriate Subsidiary will promptly notify Lender of any breach of any of the covenants contained in Article VI or Article VII and of the occurrence of any Default hereunder, or of the filing of any claim, action, suit or proceeding before any Tribunal agency against Borrower or any Subsidiary in which an adverse decision could have a Material Adverse Effect upon Borrower or any Subsidiary and advise Lender from time to time of the status thereof.

          Section 6.28.  SUBORDINATION OF DEBT.  Borrower will
cause any and all

Indebtedness (other than the Obligations) owing by Borrower or by any Subsidiary to be subordinated to the Obligations by causing each holder of any part of the Indebtedness (other than the Obligations) to execute and deliver to Lender appropriate subordination agreements or other instruments satisfactory to Lender subordinating to the Obligations that portion of the Indebtedness owing to such holder.

          Section 6.29. ADDITIONAL SUBSIDIARIES. Borrower and each Subsidiary will cause each Subsidiary hereafter formed or acquired to duly execute and deliver to Lender, within five (5) days after the date such Subsidiary is formed or acquired, such documents as Lender shall require in order to make such Subsidiary a party to, and bound by, this Agreement.

          Section 6.30.  NOTICE OF REGULATORY AGREEMENT.
Borrower and Bank will immediately notify Lender if any Tribunal gives notice to Bank that Bank must enter into any type of regulatory agreement with such Tribunal.

          Section 6.31. CHANGE IN MANAGEMENT. Borrower and Bank each will immediately notify Lender of each and every change in the executive management (whether by change in position, Person, title, or responsibility) and each and every change in the membership of the board of directors of Borrower or Bank.

          Section 6.32.  FDIC MEMBERSHIP.  Borrower will cause
Bank to at all times be, and Bank will at all times be, a member of the FDIC and have all of the deposit accounts of Bank's depositors insured by the FDIC in the maximum amount permitted by applicable Law.

          Section 6.33. EXAMINATION BY LENDER. At any time during the continuance of a Default, Borrower and each Subsidiary will, and Borrower will cause each Subsidiary to, permit any representatives of Lender and any independent auditors or consultants selected by Lender to visit, review and/or inspect any of Borrower's and the Subsidiaries' properties and assets at any reasonable time and to examine all books of account, records, reports, examinations and other papers, to make copies thereof, to discuss the affairs, finances and accounts of Borrower and each Subsidiary with its employees and officers, to perform loan portfolio reviews of each Banking Subsidiary, and to review the asset quality, reserve adequacy, and accounting practices of Borrower and the Subsidiaries, all at Borrower's expense and at such reasonable times and as often as may be reasonably requested during the continuance of a Default. In addition, if Lender, in Lender's sole discretion, should have any cause for concern about the financial condition of Borrower or any of the Subsidiaries due to apparent deterioration in Borrower's or any Subsidiary's financial condition, then, upon at least forty-five (45) days prior notice from Lender to Borrower, Borrower and each Subsidiary will, and Borrower will cause each Subsidiary to, permit any representatives of Lender and any independent auditors or consultants selected by Lender to take all of the actions described in the immediately preceding sentence, all at Lender's expense.

          Section 6.34. DEBT SERVICE COVERAGE RATIO. Borrower will maintain or cause to be maintained as of the last day of each calendar quarter and as of the last day of each fiscal year of Borrower the ratio of (a) the sum of (i) Net Income, plus (ii) Management Fees, less (iii) Operating Expenses, less (iv) Subordinated Debenture Interest, and less (v) Dividends to (b) the sum of (i) Interest Expense plus (ii) Amortization at not less than 1.25 to 1.

          Section 6.35.  TANGIBLE EQUITY TO TOTAL ASSETS RATIO.
Borrower will cause Bank to maintain, and Bank will maintain, the ratio of Tangible Equity to Total Assets at not less than 0.0575 to 1 at all times.

          Section 6.36. NON-PERFORMING ASSETS TO TOTAL CAPITAL RATIO. Borrower will cause Bank to maintain, and Bank will maintain, the ratio of the sum of (a) the amount of all Past Dues, (b) the amount of all Non-Accruals, and (c) the amount of all Foreclosed Assets (less any duplication in these categories) to Total Capital at not more than 0.15 to l at any time.

          Section 6.37.  CLASSIFIED ASSETS TO TOTAL CAPITAL
RATIO. Borrower will cause Bank to maintain, and Bank will maintain, the ratio of Classified Assets to Total Capital at not more than 0.4 to 1 at any time.

          Section 6.38. REGULATORY REQUIREMENTS. Borrower and each Subsidiary will maintain and comply with all capital ratios and all other financial standards applicable to Borrower or such Subsidiary that are promulgated, established, or required by any Tribunal having jurisdiction over Borrower or such Subsidiary.

          Section 6.39.  YEAR 2000 COMPLIANCE.  Borrower and each
Subsidiary will:

               (a)  Furnish such additional information,
statements and other reports with respect to Borrower's and the Subsidiaries' activities, course of action and progress towards becoming Year 2000 Compliant as Lender may request from time to time.
               (b) In the event of any change in circumstances that causes or will likely cause any of Borrower's or any Subsidiary's representations and warranties with respect to its or their being or becoming Year 2000 Compliant to no longer be true (hereinafter, referred to as a "Change in Circumstances") then Borrower and the

Subsidiaries will promptly, and in any event within ten (10) days of receipt of information regarding a Change in Circumstances, provide Lender with written notice (the "Notice") that describes in reasonable detail the Change in Circumstances and how such Change in Circumstances caused or will likely cause Borrower's and the Subsidiaries' representations and warranties with respect to being or becoming Year 2000 Compliant to no longer be true. Borrower and the Subsidiaries will, within ten (10) days of a request, also provide Lender with any additional information Lender requests of Borrower and the Subsidiaries in connection with the Notice and/or a Change in Circumstances.

               (c)  Permit any representatives of Lender to
inspect any of the properties and Systems of Borrower and the Subsidiaries and to project test the Systems to determine if they are Year 2000 Compliant in an integrated environment, all at the sole cost and expense of Lender.

                          ARTICLE VII
                          -----------

                   CERTAIN NEGATIVE COVENANTS
                   --------------------------

          So long as Lender is committed to make Advances hereunder, and thereafter until payment and performance in full of the Obligations, Borrower and each Subsidiary covenant and agree that, without the prior written consent of Lender:

          Section 7.1. MERGER OR SALE OF ASSETS. Neither Borrower nor any Subsidiary will merge or consolidate with or into any other Person (other than Borrower or a Subsidiary) or lease or sell all, or substantially all, of its property, assets or business to any other Person (other than Borrower or a Subsidiary), or dispose of or sell any substantial portion of its assets, property or business.

          Section 7.2. PURCHASE OF STOCK. Neither Borrower nor any Subsidiary will purchase, redeem, retire, or otherwise acquire for value or pledge any of its stock of any class.

          Section 7.3. LEASES. Neither Borrower nor any Subsidiary, as lessee, will create, incur, assume, or suffer to exist any lease obligation other than lease obligations incurred in the ordinary course of business of Borrower or any Subsidiary as such business is presently conducted, which lease obligations will not exceed $250,000.00 in aggregate amount in any one fiscal year.
          Section 7.4. LOANS. Except for loans and other extensions of credit made by Bank in the ordinary course of its banking business, neither Borrower nor any Subsidiary will, directly or indirectly, make any loans or advances to any Person (other than Borrower or any Subsidiary).

          Section 7.5. CONTINGENT LIABILITIES. Except for letters of credit issued by Bank in the ordinary course of its banking business and except for the guarantee by Borrower of all of the obligations of the Trust under the Preferred Securities, neither Borrower nor any Subsidiary will assume, guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person (other than Borrower or any Subsidiary) except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          Section 7.6. INVESTMENTS. Except for the purchase of all of the issued and outstanding capital stock in other banks or other bank holding companies or the purchase of other banking assets, neither Borrower nor any Subsidiary will purchase or acquire any assets, stock, obligations, notes, or other securities of, or any other interest in, any Person (other than Borrower or any existing Subsidiary), or form or acquire any new Subsidiary, or make any expenditures on behalf of any Person (other than Borrower or any Subsidiary), except for the purchase of certificates of deposit issued by commercial banks, bankers acceptances, United States government securities, United States government agency securities, repurchase agreements, or other similar short term investments and except for the receipt by Bank of promissory notes evidencing loans made by Bank in the ordinary course of its banking business.

          Section 7.7. PERMITTED BUSINESSES. Neither Borrower nor any Subsidiary will discontinue the Permitted Businesses in which it is presently engaged, or cause or permit to be terminated or surrendered any license, franchise or other agreement necessary to the conduct of the Permitted Businesses, nor will Borrower or any Subsidiary substantially change the nature of its Permitted Businesses or engage in any businesses other than the Permitted Businesses.

          Section 7.8. SALE AND LEASEBACK. Neither Borrower nor any Subsidiary will directly or indirectly enter into any contract or arrangement whereby Borrower or any Subsidiary shall sell or transfer all or any substantial part of its fixed assets then owned by it and shall thereafter upon or within one year thereafter rent or lease the assets so sold or transferred.

          Section 7.9.  ASSIGNMENT.  Neither Borrower nor any
Subsidiary will assign this Agreement or any of Borrower's or any Subsidiary's rights or obligations under this Agreement.

          Section 7.10. INDEBTEDNESS. Neither Borrower nor any Subsidiary will create, incur, assume, or suffer to exist any liability for borrowed money or incur any liabilities, contingent or otherwise, except (a) indebtedness to Lender under this Agreement, (b) indebtedness existing as of the date of this Agreement which is secured by the Permitted Liens, (c) current accounts payable or accruals incurred by Borrower or any Subsidiary in the ordinary course of business, provided that the same shall be paid when due in accordance with customary trade terms unless contested in good faith by appropriate proceedings,
(d) Subordinated Debt in such amounts and under such terms as may be approved in writing by Lender, (e) with respect to Bank, indebtedness to depositors of Bank under deposit agreements governing deposit accounts maintained by such depositors at Bank or under certificates of deposit issued by Bank, liabilities under letters of credit issued by Bank in the ordinary course of its banking business, liabilities with respect to federal funds transactions, and other indebtedness incurred by Bank in the ordinary course of its banking business, and (f) with respect to Borrower, indebtedness in excess of $250,000.00 in the aggregate outstanding at any time.

          Section 7.11. LIENS. Neither Borrower nor any Subsidiary will in any way, directly or indirectly, grant a Lien on any of its assets to any Person, or enter into or permit to exist any agreement or arrangement (other than the Loan Documents) which prohibits Borrower or any Subsidiary from creating or incurring any Lien on any of its assets, or create, incur, assume or suffer to exist any mortgage, pledge, Lien or other encumbrance of any kind (including the charge upon property purchased under conditional sales or other title retention agreements) upon, or any security interest in, any of its property or assets, whether now owned or hereafter acquired, except (a) Liens for Taxes not delinquent or being contested in good faith and by appropriate proceedings, (b) Liens in connection with workmen's compensation, unemployment insurance or other social security obligations, (c) deposits or pledges to secure bids, tenders, deposits of public funds, contracts (other than contracts for the payment of money), statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (d) mechanics', workmen's, materialmen's, landlords', carriers', or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith, (e) the Permitted Liens, and (f) Liens in favor of or for the benefit of Lender.

          Section 7.12. JUDGMENTS. Neither Borrower nor any Subsidiary will allow any judgment for the payment of money in excess of $100,000.00 rendered against it to remain undischarged or unsuperseded for a period of thirty (30) days during which execution shall not be effectively stayed.

          Section 7.13. PAYMENT OF SUBORDINATED DEBT. Except for the payment of interest (only) on the Subordinated Debentures in an amount not to exceed $300,000.00 in the aggregate during any calendar quarter and only so long as a Default has not occurred, neither Borrower nor any Subsidiary will make or cause to be made, directly or indirectly, in whole or in part, any payments of principal or interest on any Subordinated Debt until after the Obligations have been paid in full.

          Section 7.14. SALE OF STOCK. Neither Borrower nor any Subsidiary will, directly or indirectly, sell, issue, or dispose of (a) any of its shares of capital stock or other investment securities of any class, (b) any securities convertible into or exchangeable for any such shares, or (c) any carrying rights, warrants, options, or other rights to subscribe for or purchase any such shares.

          Section 7.15. COMPLIANCE WITH ERISA. Neither Borrower nor any Subsidiary will, directly or indirectly, (a) terminate, within the meaning of Title IV of ERISA, any Plan so as to result in any material liability to PBGC, (b) suffer a Reportable Event with respect to any Plan that could result in any material liability, (c) engage in any "prohibited transaction" (as defined in Section 4975 of the Internal Revenue Code) involving any Plan that would result in a material liability for an excise tax or civil penalty in connection therewith, (d) incur or suffer to exist any "accumulated funding deficiency" (as defined in Section 302 of ERISA) that could result in any material liability, whether or not waived, involving any Plan, or (e) permit any Plan to ever be subject to involuntary termination proceedings.

          Section 7.16. TRANSACTIONS WITH AFFILIATES. Neither Borrower nor any Subsidiary will enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than Borrower or such Subsidiary could obtain or could become entitled to in a comparable arm's-length transaction with a person not an Affiliate. This above covenant respecting transactions with an Affiliate does not pertain to transactions of an immaterial nature or to transactions which would not, directly or indirectly, affect Borrower's good faith compliance with the terms and intent of the Loan Documents.

          Section 7.17. SALE OF SUBSIDIARY. Neither Borrower nor any Subsidiary will, directly or indirectly, sell, transfer, or dispose of (a) any of the Stock of any Subsidiary, (b) any other shares of capital stock in any Subsidiary or other investment securities in any Subsidiary which are at any time owned by Borrower or any Subsidiary, (c) any securities issued by any Subsidiary to Borrower or any Subsidiary which are convertible into or exchangeable for any such shares, or (d) any carrying rights, warrants, options, or other rights to subscribe for or purchase any such shares.

          Section 7.18. TERMINATION OF TRUST. Borrower will not cause or permit the Trust to be terminated.

          Section 7.19.  REDEMPTION OF SUBORDINATED DEBENTURES.
Borrower will not cause or permit the Subordinated Debentures to be redeemed in whole or in part.

                          ARTICLE VIII
                          ------------

                            DEFAULT
                            -------

          The term "Default" as used herein shall mean the occurrence of any one or more of the following events (including the passage of time, if any, specified therefor):

          Section 8.1. PAYMENT OF OBLIGATIONS. The failure or refusal of Borrower to punctually pay the Obligations, or any part thereof, as the same become due in accordance with the terms of the Loan Documents, including, without limitation, the failure or refusal of Borrower to punctually pay the principal of or the interest on any Loan.

          Section 8.2. CERTAIN NEGATIVE COVENANTS. The failure or refusal of Borrower or any Subsidiary to punctually and properly perform, observe, and comply with any covenant, agreement, or condition contained in Article VII of this Agreement in accordance with its terms.

          Section 8.3. OTHER COVENANTS. The failure or refusal of Borrower or any Subsidiary to properly perform, observe, and comply with any covenant or agreement contained in any of the Loan Documents (other than covenants to pay the Obligations and covenants contained in Article VII of this Agreement), and such failure or refusal continues for a period of ten (10) days after Borrower has, or with exercise of reasonable investigation should have, notice thereof.

          Section 8.4. VOLUNTARY DEBTOR RELIEF. Borrower or any Subsidiary shall (a) execute an assignment for the benefit of creditors or (b) become or be adjudicated as bankrupt or insolvent, or (c) admit in writing its inability to pay its debts generally as they become due, or (d) apply for or consent to the appointment of a conservator, receiver, trustee, or liquidator of it or all or a substantial part of its assets, or (e) file a voluntary petition seeking reorganization or an arrangement with creditors or to take advantage or seek any other relief under any Debtor Relief Law now or hereafter existing, or (f) file an answer admitting the material allegations of or consenting to, or default in, a petition filed against it in any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceedings, or (g) institute or voluntarily be or become a party to any other judicial proceedings intended to effect a discharge of its debts, in whole or in part, or a postponement of the maturity or the collection thereof, or a suspension of any of the Rights or powers of Lender granted in any of the Loan Documents, or (h) take any corporate action to effectuate any of the foregoing.

          Section 8.5. INVOLUNTARY PROCEEDINGS. Borrower or any Subsidiary shall involuntarily (a) have an order, judgment, or decree entered against it by any Tribunal pursuant to any Debtor Relief Law that could suspend or otherwise affect any of the Rights granted to Lender in any of the Loan Documents, and such order, judgment, or decree is not permanently stayed, vacated, or reversed within thirty (30) days after the entry thereof, or (b) have a petition filed against it or any of its property seeking the benefit or benefits provided for by any Debtor Relief Law that would suspend or otherwise affect any of the Rights granted to Lender in any of the Loan Documents, and such petition is not discharged within thirty (30) days after the filing thereof.

          Section 8.6. ATTACHMENT. The failure to have discharged within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceedings against any of the assets of Borrower or any Subsidiary.

          Section 8.7. PAYMENT OF JUDGMENTS. Borrower or any Subsidiary fails to pay any money judgment against it at least ten (10) days prior to the date on which assets of Borrower or any Subsidiary may be lawfully sold to satisfy such judgment.

          Section 8.8. OTHER OBLIGATIONS. Borrower or any Subsidiary shall default in the due and punctual payment of the principal of or the interest on any indebtedness, secured or unsecured, or in the due performance or observance of any covenant or condition of any indenture or other agreement executed in connection therewith, and such default shall have continued beyond any period of grace provided with respect thereto.

          Section 8.9. DISSOLUTION. The dissolution of Borrower or any Subsidiary for any reason whatsoever.

          Section 8.10. MISREPRESENTATION. Any statement, representation, or warranty heretofore or hereafter made in the Loan Documents or in any writing or in any other communication ever delivered to Lender pursuant to the Loan Documents, or any statement or representation made in any certificate, report, or opinion delivered to Lender pursuant to the Loan Documents, is false, calculated to mislead, misleading, or erroneous in any material respect at the time made.

          Section 8.11. COMMITTED SUM. The Principal Debt at any time exceeds the Committed Sum then in effect and Borrower fails to reduce the Principal Debt to an amount equal to or less than the Committed Sum then in effect immediately after notice thereof from Bank to Borrower.

          Section 8.12. ERISA. Any Reportable Event (other than a failure to pay benefits when due) under any Plan, or the appointment by an appropriate Tribunal of a trustee to administer any Plan, or the termination of any Plan within the meaning of Title IV of ERISA, or any material accumulated funding deficiency within the meaning of ERISA under any Plan, or proceedings shall be instituted by the PBGC to terminate any Plan or to appoint a trustee to administer any Plan.

          Section 8.13. CHANGE IN OWNERSHIP. Borrower shall cease to own or to have voting control of all of the issued and outstanding common stock and/or preferred stock of each Subsidiary of Borrower, or IFC shall cease to own or to have voting control of all of the issued and outstanding common stock and/or preferred stock of each Subsidiary of IFC.

          Section 8.14. MATERIAL ADVERSE CHANGE. The occurrence of a material adverse change to the financial condition, properties, or business operations of Borrower or any Subsidiary.

          Section 8.15. REGULATORY ACTION. Borrower or any Subsidiary becomes subject to (a) any cease and desist order issued by any Tribunal, (b) any memorandum of understanding issued by or entered into with any Tribunal, (c) any ongoing on-site regulatory supervision by any Tribunal, or (d) any other formal adverse action by any Tribunal.

          Section 8.16.  CAPITAL FORBEARANCE.  Borrower or any
Subsidiary shall apply for any capital forbearance from any Tribunal.

          Section 8.17.  PURCHASE AGREEMENT.  Borrower shall
default in the due and punctual performance or observance of any covenant or condition on the part of Borrower to be performed or observed under the Purchase Agreement.

          Section 8.18.  TERMINATION OF TRUST.  The termination
of the Trust for any reason whatsoever.

          Section 8.19.  DEFAULT UNDER TRUST AGREEMENT.  The
occurrence of any default or event of default under the Trust
Agreement.

          Section 8.20.  REDEMPTION OF SUBORDINATED DEBENTURES.
The redemption of all or any part of the Subordinated Debentures for any reason whatsoever.

          Section 8.21. DEFAULT UNDER INDENTURE. The occurrence of any default or event of default under the Indenture.

                           ARTICLE IX
                           ----------

                    CERTAIN RIGHTS OF LENDER
                    ------------------------

          Section 9.1. RIGHTS UPON DEFAULT. If a Default shall occur, at any time thereafter, and in each such case, unless such Default shall have been remedied to the satisfaction of Lender or waived in writing by Lender, Lender may, at its election, do any one or more of the following:

               (a) ACCELERATION. Declare the entire unpaid balance of the Obligations, or any part thereof, immediately due and payable, whereupon they shall be due and payable without notice of nonpayment, demand for payment, presentment for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, or any other notice or demand of any kind, all of which are hereby waived by Borrower and all of the Subsidiaries.

               (b) TERMINATION. Terminate the Commitment and any other commitment to lend hereunder.

               (c) POSSESSION AND PERFORMANCE. Without notice to Borrower or the Subsidiaries, which is hereby waived, take possession of any of the Collateral not already in possession of Lender.

               (d)  RECEIVERS.  Apply for and obtain, by
appropriate judicial action, appointment of a receiver or receivers for all or any part of the Collateral as a matter of right, without regard to the sufficiency of the security, without any showing of insolvency, fraud, or mismanagement on the part of Borrower or any Subsidiary, and without the necessity of filing judicial proceedings (other than the proceedings for the appointment of the receiver or receivers) to protect or enforce the Rights of Lender; and Borrower and the Subsidiaries hereby consent to any such appointment.

               (e)  JUDGMENT.  Reduce any claim to judgment.

               (f) FORECLOSURE. Foreclose or otherwise enforce any and all Liens granted to Lender to secure payment and performance of the Obligations, and, at Lender's option, buy all or any part of the Collateral at any public sale, it being understood that Lender may, at its option, foreclose or enforce all such Liens simultaneously or individually on the same or difference dates or foreclose or enforce one or more of such Liens without foreclosing or enforcing any other such Liens.

               (g) RIGHTS. Exercise any and all Rights afforded by the Laws of the State of Texas or any other jurisdiction, or by the Loan Documents or any and all other instruments, documents, and agreements made to secure or assure payment and performance of the Obligations or any other indebtedness of Borrower or executed in connection therewith, or by law or equity, or otherwise.

Provided, however, that upon the occurrence of a Default under
Section 8.4 or Section 8.5, the entire unpaid balance of the Obligations shall automatically become immediately due and payable and the commitment of Lender to lend hereunder shall automatically be immediately terminated, all without any declaration, election, or other action by Lender and without any notice of nonpayment, demand for payment, presentment for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, protest, notice of protest, or any other notice or demand of any kind whatsoever, all of which are hereby waived by Borrower and all of the Subsidiaries.

          Section 9.2. OFFSET. For purposes of exercising the Rights of offset and/or banker's lien, Borrower shall be deemed directly obligated and indebted to Lender and each Participant, if any, in the full amount of the total Obligations, and Lender and each Participant shall be entitled to exercise the Rights of offset and/or banker's Lien against the interest of Borrower in and to each and every account and other property of Borrower which are in the possession of Lender or any Participant to the extent of the full amount of the Obligations.

          Section 9.3. PERFORMANCE BY LENDER. Should any covenant, duty, or agreement of Borrower or any Subsidiary fail to be performed in accordance with the terms of the Loan Documents, Lender may, at its option, perform or attempt to perform, such covenant, duty, or agreement on behalf of Borrower or any Subsidiary. In such event, Borrower shall, at the request of Lender, promptly pay to Lender any amount expended by Lender in such performance or attempted performance, together with interest thereon at the Highest Lawful Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume any liability or responsibility for the performance of any duties of Borrower or any Subsidiary hereunder or in connection with all or any part of the Collateral.

          Section 9.4. USE OR OPERATION BY LENDER. Should all or any part of the Collateral come into the possession of Lender, Lender may use or operate the same for the purpose of preserving it or its value, or pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other Rights held by Lender in respect thereof. The risk of accidental loss or damage to the Collateral is on Borrower and the Subsidiaries, and Lender shall have no liability whatsoever for failure to obtain or maintain insurance, or to determine whether any insurance ever in force is adequate as to amounts or as to the risks insured.

          Section 9.5.  DIMINUTION IN COLLATERAL VALUE.  Lender
does not assume, and shall never have, any liability or responsibility for any loss or diminution in the value of all or any part of the Collateral.

          Section 9.6. LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the Right to exercise control over the affairs and/or management of Borrower or any Subsidiary, the power of Lender being limited to the Right to exercise the remedies provided in the other Sections of this Article; provided that, if Lender becomes the owner of any stock of any Person, whether through foreclosure or otherwise, Lender shall be entitled to exercise such legal Rights as it may have by virtue of being a shareholder of such Person.

          Section 9.7. WAIVERS. The acceptance of Lender at any time and from time to time of part payment on the Obligations shall not be deemed to be a waiver of any Default then existing. No waiver by Lender of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by Lender in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

          Section 9.8. CUMULATIVE RIGHTS. All Rights available to Lender under the Loan Documents shall be cumulative of and in addition to all other Rights granted to Lender at Law or in equity, whether or not the Obligations be due and payable and whether or not Lender shall have instituted any suit for collection, foreclosure, or other action under or in connection with the Loan Documents.

          Section 9.9. INDEMNIFICATION OF LENDER. Borrower and each Subsidiary shall indemnify and hold harmless Lender against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender, in any way relating to, or arising out of, the Loan Documents or any of the transactions contemplated therein, to the extent that any such indemnified liabilities result, directly or indirectly, from any claims made or actions, suits, or proceedings commenced by or on behalf of any Person other than Lender; provided that Lender shall not have the Right to be indemnified hereunder for its own gross negligence or willful misconduct, it being the intention hereby that Lender shall be indemnified for the consequences of its own negligence.

          Section 9.10. APPLICATION OF PROCEEDS. Lender shall be entitled to apply the proceeds of any sale of all or any part of the Collateral toward payment of the Obligations in such order and manner as Lender, in its discretion, may deem advisable. Borrower shall remain liable as to any deficiency, if any, and Lender shall account to Borrower for any surplus remaining after payment in full of the Obligations.

          Section 9.11. EXPENDITURES BY LENDER. Any sums spent by Lender pursuant to the exercise of any Right provided herein shall become part of the Obligations and shall bear interest at the Highest Lawful Rate from the date spent until the date repaid by Borrower.
                           ARTICLE X
                           ---------

                         MISCELLANEOUS
                         -------------

          Section 10.1.  HEADINGS.  The headings, captions, and
arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

          Section 10.2. ARTICLES, SECTIONS, AND EXHIBITS. All references to "Article," "Articles," "Section," "Sections," "Subsection," or "Subsections" contained herein are, unless specifically indicated otherwise, references to articles, sections, and subsections of this Agreement. All references to "Exhibits" contained herein are references to exhibits attached hereto, all of which are made a part hereof for all purposes, the same as if set forth herein verbatim, it being understood that if any exhibit attached hereto, which is to be executed and delivered, contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to or at the time of the execution and delivery thereof.

          Section 10.3.  NUMBER AND GENDER OF WORDS.  Whenever
herein the singular number is used, the same shall include the plural where appropriate, and vice versa; and words of any gender shall include each other gender where appropriate.

          Section 10.4. ACCOUNTING TERMS. All accounting and financial terms used herein, and the compliance with each covenant contained herein which relates to financial matters, shall be determined in accordance with GAAP, consistently applied, as set forth in the opinions of Accounting Principles Board of the American Institute of Certified Public Accountants and/or in the Statements of the Financial Accounting Standards Board which are applicable under the circumstances as of the date in question, or, in the alternative and if appropriate under the circumstances, in accordance with and as prescribed by applicable Call Report manuals, and the requisite that such principles be applied on a consistent basis means that the accounting principles being observed in a current period are comparable in all material respects to those applied in a preceding period, except to the extent that a deviation therefrom is expressly stated herein.

          Section 10.5. NOTICES. Whenever this Agreement requires or permits any consent, approval, notice, request, or demand from one party to another, the consent, approval, notice, request, or demand must be in writing to be effective and shall be deemed to have been given on the second Business Day after it is enclosed in an envelope, addressed to the party to be notified at the address stated below (or at such other address as may have bean designated by written notice), properly stamped, sealed, and deposited in the United States mail, certified mail, return receipt requested. The address of each party for the purposes hereof is as follows:
     BORROWER            INDEPENDENT BANKSHARES, INC.
     AND SUBSIDIARIES:   547 Chestnut
                         P. O. Box 3296
                         Abilene, Texas 79604

                         Attention: Randall Crosswhite

     LENDER:             BANK ONE, TEXAS, NATIONAL ASSOCIATION
                         P. O. Box 2050
                         Fort Worth, Texas 76113

                         Attention:  Timothy F. Johnson

          Section 10.6.  FORM AND NUMBER OF DOCUMENTS.  Each
agreement, document, instrument, or other writing to be furnished to Lender under any provision of this

Agreement must be in form and substance and in such number of counterparts as may be satisfactory to Lender and its counsel.

          Section 10.7. EXCEPTIONS TO COVENANTS. Neither Borrower nor any Subsidiary shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

          Section 10.8. SURVIVAL. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and shall continue in full force and effect so long as any part of the Obligations remain and, except as otherwise indicated, shall not be affected by any investigation made by any party.

          Section 10.9.  GOVERNING LAW; PLACE OF PERFORMANCE.
The Loan Documents are being executed and delivered, and are intended to be performed, in the State of Texas, and the Laws of such state and of the United States shall govern the Rights and duties of the parties hereto and the validity, construction, enforcement, and interpretation of the Loan Documents, except to the extent otherwise specified in any of the Loan Documents.
This Agreement, all of the other Loan Documents, and all of the obligations of Borrower and/or the Subsidiaries under any of the Loan Documents are performable in Tarrant County, Texas. The parties to this Agreement hereby consent that venue of any action brought under this Agreement or under any of the other Loan Documents shall be in Tarrant County, Texas.

          Section 10.10. MAXIMUM INTEREST RATE. Regardless of any provision contained in any of the Loan Documents, Lender shall never be entitled to contract for, charge, take, reserve, receive, collect, or apply as interest on all or any part of the Obligations, any amount in excess of the Highest Lawful Rate in effect from day to day, and, in the event Lender ever contracts for, charges, takes, reserves, receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of the principal of the Obligations owed to Lender and treated hereunder as such; and, if the entire principal amount of the Obligations owed to Lender is paid in full, any remaining excess shall be repaid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate in effect from day to day, Borrower and Lender shall, to the maximum extent permitted under applicable Law, (a) treat all Advances as but a single extension of credit (and Lender and Borrower agree that such is the case and that any provision herein for multiple Advances or multiple promissory notes is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and the effects thereof, and (d) spread the total amount of interest throughout the entire contemplated term of the Obligations; provided that, if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received by Lender for the actual period of existence thereof exceeds the Highest Lawful Rate in effect from day to day, Lender shall refund to Borrower the amount of such excess, and, in such event, Lender shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate in effect from day to day. To the extent the Laws of the State of Texas are applicable for purposes of determining the "Highest Lawful Rate," such term shall mean the "weekly ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended and as supplemented by Texas Credit Title, as amended, or, if permitted by applicable Law and effective upon the giving of the notices required by such Chapter 303 (or effective upon any other date otherwise specified by applicable Law), the "monthly ceiling," the "quarterly ceiling," or "annualized ceiling" from time to time in effect under such Chapter 303, whichever that Lender shall elect to substitute for the "weekly ceiling," and vice versa, each such substitution to have the effect provided in such Chapter 303; and Lender shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 303. Lender and Borrower hereby agree that the provisions of Chapter 346 of the Texas Finance Code, as amended (regulating certain revolving credit loans and revolving tri-party accounts), shall not apply to the Loan Documents. The provisions of this Section shall be deemed to be incorporated into all Loan Documents whether or not any provisions of this Section are referred to therein.

          Section 10.11. INVALID PROVISIONS. If any provision of any of the Loan Documents is held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the appropriate Loan Paper shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be effected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of such Loan Paper a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

          Section 10.12. ENTIRETY AND AMENDMENTS. This instrument embodies the entire agreement between the parties relating to the subject matter hereof (except documents, agreements and instruments delivered or to be delivered in accordance with the express terms hereof), supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only by an instrument in writing executed jointly by Borrower, the Subsidiaries and Lender and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

          Section 10.13. MULTIPLE COUNTERPARTS. This Agreement has been executed in a number of identical counterparts, each of which constitutes an original and all of which constitute, collectively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

          Section 10.14. PARTIES BOUND. This Agreement shall be binding upon and inure to the benefit of Borrower, the Subsidiaries, and Lender and their respective successors and assigns; provided that neither Borrower nor any Subsidiary may, without the prior written consent of Lender, assign any of its Rights, duties, or obligations hereunder. No term or provision of this Agreement shall inure to the benefit of any Person other than Borrower, the Subsidiaries, and Lender and their respective successors and assigns; consequently, no Person other than Borrower, the Subsidiaries, and Lender and their respective successors and assigns, shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of Borrower, the Subsidiaries, or Lender to perform, observe, or comply with any such term or provision.

          Section 10.15. FURTHER ASSURANCES. Borrower and each Subsidiary agree that at any time and from time to time, upon the written request of Lender, they will execute and deliver such further documents and do such further acts and things as Lender may reasonably request in order to fully effect the purpose of this Agreement and the other Loan Documents and to provide for the payment of the principal and interest on the Obligations in accordance with the terms and provisions of the Loan Documents.

          Section 10.16. ARBITRATION. Lender, Borrower and each Subsidiary agree that upon the written demand of any party, whether made before or after the institution of any legal proceedings, but prior to the rendering of any judgment in that proceeding, all disputes, claims and controversies between or among any of them, whether individual, joint, or class in nature, arising from any of the Loan Documents or otherwise, including without limitation contract disputes and tort claims, shall be resolved by binding arbitration pursuant to the Commercial Rules of the American Arbitration Association ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in the city nearest Borrower's address having an AAA regional office, or at any other place selected by mutual agreement of the parties. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of either party during any dispute, claim or controversy to seek, use, and employ ancillary or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated; provided, however, that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          Section 10.17.  JURY WAIVER.  BORROWER, EACH
SUBSIDIARY, AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER, ANY SUBSIDIARY, AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN OR AMONG LENDER, BORROWER, AND/OR ANY OF THE SUBSIDIARIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED IN THIS AGREEMENT.

          Section 10.18. STATUTE OF FRAUDS NOTICE. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first hereinabove written.

          LENDER:             BANK ONE, TEXAS,
                              NATIONAL ASSOCIATION

                              By:
                                 ---------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------


          BORROWER:           INDEPENDENT BANKSHARES, INC.

                              By:  /s/ BRYAN W. STEPHENSON
                                 --------------------------------
                                 Bryan W. Stephenson,
                                 President and Chief
                                 Executive Officer

          IFC:                     INDEPENDENT FINANCIAL CORP.

                              By:  /s/ BRYAN W. STEPHENSON
                                 --------------------------------
                                 Bryan W. Stephenson,
                                 President

          BANK:               FIRST STATE BANK,
                              NATIONAL ASSOCIATION


                              By:  /s/ BRYAN W. STEPHENSON
                                 --------------------------------
                                 Bryan W. Stephenson,
                                 Chief Executive Officer

                        PROMISSORY NOTE
                        ---------------



DATE OF NOTE:         PRINCIPAL AMOUNT:          MATURITY DATE:
SEPTEMBER 21, 1998    $6,500,000.00              OCTOBER 5, 2000


          FOR VALUE RECEIVED, the undersigned, INDEPENDENT BANKSHARES, INC. ("Borrower"), on or before October 5, 2000 (the "Maturity Date"), unconditionally hereby promises to pay to the order of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Lender") at its office at 500 Throckmorton Street, Fort Worth, Tarrant County, Texas, or at such other place as the holder of this Promissory Note (this "Note") may hereafter designate, the principal sum of SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($6,500,000.00), or so much thereof as may be advanced, in lawful money of the United States of America in immediately available funds, together with interest (calculated on the basis of the actual number of days elapsed but computed as if each year consisted of 360 days) on the unpaid principal balance from time to time owing hereon computed from the date hereof until maturity at a per annum rate which from day to day shall be, except as otherwise provided in this Note, the lesser of (a) the applicable Loan Rate (hereinafter defined) or Loan Rates in effect from day to day or (b) the Highest Lawful Rate (hereinafter defined) in effect from day to day. The term "Loan Rate" shall mean either one of (a) the Domestic Rate (hereinafter defined) in effect from day to day or (b) the Eurodollar Rate (hereinafter defined) in effect for each applicable Interest Period (hereinafter defined), as may be elected by Borrower from time to time as herein provided. The term "Domestic Rate" shall mean the Prime Rate (hereinafter defined) in effect from day to day. The term "Prime Rate" shall mean at any time the rate of interest per annum then most recently established by Lender as being the prime rate. The Prime Rate is a general reference rate of interest and may or may not be the lowest rate charged by Lender from time to time. Lender may extend credit to other borrowers at rates of interest varying from, and having no relationship to, the Prime Rate. The term "Eurodollar Rate" shall mean a per annum rate of interest equal to the sum of (i) the LIBOR Rate (hereinafter defined) in effect for each applicable Interest Period and (ii) two and one-half percent (2.5%). The term "LIBOR Rate" shall mean the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 a.m. City of London, England time two (2) London Business Days (hereinafter defined) prior to the first date of each Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate; provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. The Libor Rate is a general reference rate of interest and may or may not be the lowest rate charged by Lender from time to time. Lender may extend credit to other borrowers at rates of interest varying from and having no relationship to, the Libor Rate. The term "London Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England. The term "Domestic Business Day" shall mean any day on which Lender is open to carry on its normal banking business, and "Business Day" shall mean a Domestic Business Day and, if a Eurodollar Rate is specified by Borrower, also a London Business Day. The term "Interest Period", except for a period when advances under this Note bear interest at the Domestic Rate, shall mean the period from the last day of the immediately preceding Interest Period to and including the date which is ninety (90) days thereafter. With respect to any period of time during which advances under this Note bear interest pursuant hereto at the Domestic Rate, the term "Interest Period" shall mean the period commencing on the date when such rate of interest becomes payable on the portion of the unpaid principal balance of this Note which is to bear interest at the Domestic Rate and ending on whatever date may be selected by Borrower, but not later than the Maturity Date. Each determination of the Domestic Rate and of the Eurodollar Rate by Lender shall, in the absence of manifest error, be conclusive and binding. The term "Highest Lawful Rate," as used herein, shall mean at the particular time in question the maximum rate of interest which, under applicable law, may then be charged on this Note. If applicable law ceases to provide for such a maximum rate of interest, the Highest Lawful Rate shall be equal to eighteen percent (18%) per annum.

     Notwithstanding anything contained herein to the contrary, if at any time during the term of this Note the Highest Lawful Rate has been charged Borrower in lieu of the Loan Rate because the Loan Rate has exceeded the Highest Lawful Rate on one or more days during the term of this Note, and if, as a result, on any date during the term of this Note the aggregate amount of interest that has accrued on this Note up to, but not including such date is less than the aggregate amount of interest that otherwise would have accrued on this Note up to, but not including, such date had the Loan Rate been charged for every day during the term of this Note up to, but not including, such date, then on such date the unpaid principal balance of this Note shall bear interest at the Highest Lawful Rate even though the Highest Lawful Rate is in excess of the Loan Rate for such date.

     Any change in either the Prime Rate or the Highest Lawful Rate or both shall, automatically and without notice to Borrower, be effective for purposes of determining the rate of interest that advances under this Note bear as of the opening of business on the date of any such change in the Prime Rate or the Highest Lawful Rate. Any change in the Eurodollar Rate shall, automatically and without notice to Borrower, be effective for purposes of changing the rate of interest which advances under this Note bear as of the opening of business on the first day of any Interest Period for which the Eurodollar Rate is to apply.

     All matured principal, whether by acceleration or otherwise, and accrued interest as of maturity shall, at the option of the holder of this Note, bear interest at the Highest Lawful Rate until paid.

     Borrower shall give Lender at least two (2) Business Days' written notice prior to the commencement of each Interest Period specifying (a) the particular Loan Rate to be applicable to each advance under this Note, (b) stating the principal amount of each advance under this Note which is to bear interest at such Loan Rate, and (c) specifying the first day of such Interest Period; provided, however, that no Interest Period with respect to the Eurodollar Rate shall extend beyond the Maturity Date; and provided further that if such Interest Period does not end on a Business Day, Borrower shall be deemed to have selected an Interest Period ending on the next succeeding day which is a Business Day or, if the result of such extension would be to extend such Interest Period to the next month, the next preceding day which is a Business Day. If Borrower fails to give such notice, the rate of interest payable on this Note for the succeeding Interest Period shall be the Domestic Rate. If Borrower elects to have the Eurodollar Rate apply for a particular Interest Period to a portion of the unpaid principal balance owing on this Note as of the first day of such Interest Period, the Eurodollar Rate shall be in effect for each day during such Interest Period and for not less than the full Interest Period. Unless Borrower notifies Lender at least two
(2) Business Days prior to the expiration of any applicable Interest Period that it desires to have the Eurodollar Rate apply for another Interest Period, at the expiration of such Interest Period the unpaid principal balance of this Note will bear interest at the Domestic Rate. In the event that Borrower timely elects to have the Eurodollar Rate apply for another Interest Period, the Eurodollar Rate for such new Interest Period will be determined by Lender as herein provided as of the first day of such new Interest Period. The type of Loan Rate in effect for a particular Interest Period with respect to a particular advance (whether the Domestic Rate or the Eurodollar Rate) may not be changed to any other type of Loan Rate for such advance until after the end of such Interest Period.

     This Note is payable as follows: The principal of this Note shall be due and payable on or before October 5, 2000. In addition and notwithstanding the foregoing, if the unpaid principal balance of this Note is in excess of $1,500,000.00 on January 5, 1999, Borrower shall pay to Lender on January 5, 1999 principal in an amount not less than the amount by which the unpaid principal balance of this Note exceeds $1,500,000.00, and if the unpaid principal balance of this Note is in excess of $1,000,000.00 on October 5, 1999, Borrower shall pay to Lender on October 5, 1999 principal in an amount not less than the amount by which the unpaid principal balance of this Note exceeds $1,000,000.00. Interest on each advance under this Note which bears interest at the Domestic Rate shall be due and payable quarter-annually as it accrues on the fifth (5th) day of January, April, July, and October of each calendar year and at maturity, beginning January 5, 1999, and continuing regularly and quarter-annually thereafter until and including October 5, 2000, on which latter date the entire amount of all advances under this Note which bear interest at the Domestic Rate (including all principal and interest then remaining unpaid) shall be then due and payable. Interest on each advance under this Note which bears interest at the Eurodollar Rate shall be due and payable on the last day of the Interest Period for such advance.

     Payments, whether full or partial, will be applied first to accrued interest and then to the reduction of principal. Notwithstanding anything contained herein to the contrary, in the event that the Eurodollar Rate is in effect for a particular advance under this Note for a particular Interest Period, Borrower may not prepay the principal balance of such advance or any part thereof except on the last day of such Interest Period or except as otherwise permitted by the Loan Agreement (hereinafter defined).

     Notwithstanding any other provision contained herein, in the event that any change in applicable law, rule or regulation or in the interpretation thereof by any governmental authority charged with the interpretation or administration thereof shall make it unlawful for Lender to maintain the loan evidenced by this Note or any part thereof, the principal amount of this Note then outstanding, together with interest accrued thereon and any other amounts payable to Lender under this Note, shall be repaid on the last day of the then current Interest Period or, if requested by Lender, upon ten (10) days' prior written notice to Borrower, on a date specified in such notice prior to such last day; provided that Borrower shall not be liable for any loss or cost incurred by Lender by reason of such repayment prior to such day. Upon the effective date of any such change making it unlawful for Lender to maintain the loan evidenced by this Note as aforesaid, Lender shall promptly forward to Borrower evidence certified by Lender as to any such change.

     If at any time (a) any change in applicable law or regulations or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof shall subject Lender to any tax, duty or other charge (including, but not limited to, any tax designed to discourage the purchase or acquisition of foreign securities or debt instruments by United States nationals) with respect to this Note or shall change the basis of taxation of payment to Lender of the principal of or interest on this Note or in respect of any other amounts due hereunder or thereunder (except for changes in the rate of tax on the overall net income of Lender imposed by the jurisdiction in which it has its principal office, or by any political subdivision or taxing authority in such jurisdiction) or shall impose, modify or deem applicable any reserve, special deposit or similar requirements against assets of, deposits with or for the account of, or credit extended by, Lender or shall impose on Lender or the London Interbank Eurodollar Market any other conditions affecting this Note or (b) if Lender complies with any direction from or requirement of any governmental authority (whether or not having the force of law) and (c) the result of any of the foregoing is to increase the cost to Lender of making or maintaining the loan evidenced by this Note or to reduce the amount of any sum receivable by Lender hereunder by an amount deemed by Lender to be material, then, upon demand to Borrower by Lender, Borrower shall pay as additional interest such additional amount or amounts as will compensate Lender for such additional cost or reduction. Such amount or amounts shall be paid on the last day of each Interest Period to which such cost or reduction relates. A certificate of Lender setting forth the basis for the determination of the amount necessary to compensate Lender as aforesaid shall be conclusive and binding (except for any error manifest from the face of such certificate) as to the determination of such amount. After any demand for such compensation, Borrower may, upon ten (10) days' prior written notice to Lender, prepay the outstanding unpaid principal amount of this Note on the last day of the then current Interest Period. Borrower may elect to prepay this Note on a date other than such last day of an Interest Period only if it shall also pay all accrued interest on this Note to the date of prepayment together with such additional amount, if any (in each case as specified by Lender in a certificate setting forth the basis of such computation), as is necessary to compensate Lender for any loss or cost incurred by it as a consequence of such prepayment. The provisions of this paragraph shall survive the termination of this Note.

     Anything herein to the contrary notwithstanding, if at any time Lender shall determine (which determination shall be binding and conclusive) that by reason of circumstances affecting the London Interbank Eurodollar Market, adequate and reasonable means do not exist for ascertaining the applicable Eurodollar Rate for any reason whatsoever, then so long as such circumstances shall continue, this Note shall bear interest at the Domestic Rate, or Borrower shall repay the entire unpaid principal amount of this Note, together with accrued interest thereon.

     This Note evidences obligations and indebtedness from time to time owing by Borrower to Lender pursuant to that certain Loan Agreement of even date herewith by and among Lender, Borrower, Independent Financial Corp. ("IFC"), and First State Bank, National Association ("Loan Agreement"), and is secured by, inter alia, the following:

          (a) a Pledge Agreement of even date herewith, by Borrower for the benefit of Lender, covering certain collateral as more particularly described therein; and

          (b) a Pledge Agreement of even date herewith by IFC for the benefit of Lender covering certain collateral as more particularly described therein.

This Note, the Loan Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents."
The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

     Under the Loan Agreement, Borrower may request advances and make payments hereunder from time to time, provided that it is understood and agreed that the aggregate principal amount outstanding from time to time hereunder shall not at any time exceed the Committed Sum (as such term is defined in the Loan Agreement). The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the Maturity Date, although the entire principal balance hereof may from time to time be paid in full. Borrower may borrow, repay and reborrow hereunder if and to the extent permitted by the Loan Agreement. Unless otherwise agreed to in writing, or otherwise required by applicable law, payments will be applied first to unpaid accrued interest, then to principal, and any remaining amount to any unpaid collection costs, delinquency charges and other charges; provided, however, upon delinquency or other Event of Default, Lender reserves the right to apply payments among principal, interest, delinquency charges, collection costs and other charges, at its discretion. All payments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal of or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note.

     Borrower agrees that all advances hereunder shall be used solely for the purposes permitted by the Loan Agreement.

     Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

          (a) failure of Borrower to pay any installment of principal of or interest on this Note or on any other indebtedness of Borrower to Lender when due; or

          (b)  the occurrence of any Default under the Loan
     Agreement or of any default or event of default specified in any of the other Loan Documents; or

          (c) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of, or the liquidation, termination, dissolution or death or legal incapacity of, any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise;

the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Note at once due and payable, (ii) refuse to advance any additional amounts under this Note, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

     The failure to exercise the option to accelerate the maturity of this Note or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not
(i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

     This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law.
It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Lender's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Lender under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Highest Lawful Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Highest Lawful Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

     Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     THIS NOTE HAS BEEN EXECUTED UNDER, AND SHALL BE CONSTRUED
AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS,
EXCEPT AS SUCH LAWS ARE PREEMPTED BY APPLICABLE FEDERAL LAWS.

                                   INDEPENDENT BANKSHARES, INC.

                                   By:  /s/ BRYAN W. STEPHENSON
                                      --------------------------
                                        Bryan W. Stephenson,
                                        President and Chief
                                        Executive Officer

Address of Borrower:
Independent Bankshares, Inc.
547 Chestnut
P. O. Box 3296
Abilene, Texas 79604

Attn:  Randall Crosswhite

                        PLEDGE AGREEMENT



     THIS PLEDGE AGREEMENT ("Agreement") is made as of September 21, 1998, by INDEPENDENT BANKSHARES, INC. (hereinafter called "Pledgor", whether one or more), in favor of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Lender"). Pledgor hereby agrees with Lender as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a)  The term "Borrower" shall mean Pledgor.

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all property specifically described on Schedule "A" attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing,
     (iii) all Additional Property (as hereinafter defined), and
     (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (d) The term "Indebtedness" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in
     (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
     (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Lender, its successors and assigns, including without limitation, any party to whom Lender, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in
Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2.   SECURITY INTEREST.  As security for the Indebtedness,
Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. ADDITIONAL PROPERTY. Collateral shall also include the following property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4. VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     5. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion;
(c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Secured Party:

          (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

          (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (f) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

     7. AFFIRMATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

          (e)  Further Assurances.  Pledgor will
     contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

     8. NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

     9. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee;
     (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

          (b) Non-Performance of Covenants. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents; or

          (c)    Default   Under  other  Loan   Documents.    The
     occurrence of any default or event of default under any of the other Loan Documents.

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (e) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

          (f) Bankruptcy or Insolvency. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (g) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

          (h) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

          (i) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (j) Liquidation Related Events. The liquidation, dissolution, merger or consolidation of Borrower or any Obligated Party; or

          (k) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

          (l) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     11. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

              (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

             (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

              (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

             (vii)  at its option, retain the Collateral in
          satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

              (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

             (iii)  to the satisfaction of the Indebtedness;

              (iv)  by holding such cash and proceeds as
          Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

              (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party.

     Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

          (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

               (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

              (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

          (i) Bankruptcy. In the event that Debtor is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Lender is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under the Loan Documents against the Collateral including specifically, but not limited to the stay imposed by
          Section 362 of the United States Federal Bankruptcy Code, as amended. Debtor hereby consents to the immediate lifting of any such automatic stay, and will not contest any motion by Lender to lift such stay. Debtor expressly acknowledges that (a) there is no equity in the Collateral after consideration of the amount owed Lender, and (b) the Collateral is not now, and will never be necessary to any plan of reorganization of any type.

     12. Indemnity. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by Such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     13.  MISCELLANEOUS.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan
     Documents shall be valid or
     effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or
     (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF

     THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO
     THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR
     NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER,
     IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE
     LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue. This Agreement has been entered into in the county in Texas where Lender's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns.

     Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

Pledgor's Address:               PLEDGOR:

Independent Bankshares, Inc.     INDEPENDENT BANKSHARES, INC.
547 Chestnut
P. O. Box 3296
Abilene, Texas 79604             By:
Attn: Randall Crosswhite              Bryan W. Stephenson,
                                      President and Chief
                                      Executive Officer

Secured Party's Address:

Bank One, Texas, National
Association
P. O. Box 2050
Fort Worth, Texas 76113
Attn:  Timothy F. Johnson

                          SCHEDULE "A"
                               TO
                        PLEDGE AGREEMENT
                    DATED SEPTEMBER 21, 1998
               BY INDEPENDENT BANKSHARES, INC. TO
             BANK ONE, TEXAS, NATIONAL ASSOCIATION





The following property is a part of the Collateral as defined in Subsection 1(c):

     1,000 shares of common stock of Independent Financial Corp., a Delaware corporation, as evidenced by certificate no. 1 issued in the name of Pledgor.

                        PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT ("Agreement") is made as of September 21, 1998, by INDEPENDENT FINANCIAL CORP. (hereinafter called "Pledgor", whether one or more), in favor of BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Lender"). Pledgor hereby agrees with Lender as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a)  The term "Borrower" shall mean Independent
     Bankshares, Inc.

          (b)  The term "Code" shall mean the Uniform Commercial
     Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all property specifically described on Schedule "A" attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing,
     (iii) all Additional Property (as hereinafter defined), and
     (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (d) The term "Indebtedness" shall mean (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in
     (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
     (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.

          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Lender, its successors and assigns, including without limitation, any party to whom Lender, or its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in
Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.

     2.   SECURITY INTEREST.  As security for the Indebtedness,
Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. ADDITIONAL PROPERTY. Collateral shall also include the following property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

     4. VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     5. MAINTENANCE OF COLLATERAL. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion;
(c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants the following to Secured Party:

          (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

          (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

          (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (f) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

          (h) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

     7. AFFIRMATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

          (e)  Further Assurances.  Pledgor will
     contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

     8. NEGATIVE COVENANTS. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

     9. RIGHTS OF SECURED PARTY. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee;
     (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

          (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. EVENTS OF DEFAULT. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Borrower to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable; or

          (b) Non-Performance of Covenants. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Loan Documents; or

          (c) Default Under other Loan Documents. The occurrence of any default or event of default under any of the other Loan Documents.

          (d) False Representation. Any representation contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect; or

          (e) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking; or

          (f) Bankruptcy or Insolvency. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (g) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

          (h) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

          (i) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (j) Liquidation Related Events. The liquidation, dissolution, merger or consolidation of Borrower or any Obligated Party; or

          (k) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

          (l) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     11. REMEDIES AND RELATED RIGHTS. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

          (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code
          (whether or not the Code applies to the affected
          Collateral);

              (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

             (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

              (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

              (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

             (vii)  at its option, retain the Collateral in
          satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

     Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

          (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

          (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

              (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

             (iii)  to the satisfaction of the Indebtedness;

              (iv)  by holding such cash and proceeds as
          Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

              (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

          (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

          (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

          (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party.

     Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

          (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

          (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

               (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

              (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

          (i) Bankruptcy. In the event that Debtor is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Lender is entitled to the automatic and absolute lifting of any automatic stay as to the enforcement of its remedies under the Loan Documents against the Collateral including specifically, but not limited to the stay imposed by Section 362 of the United States Federal Bankruptcy Code, as amended. Debtor hereby consents to the immediate lifting of any such automatic stay, and will not contest any motion by Lender to lift such stay. Debtor expressly acknowledges that (a) there is no equity in the Collateral after consideration of the amount owed Lender, and (b) the Collateral is not now, and will never be necessary to any plan of reorganization of any type.

     12. INDEMNITY. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by Such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     13.  MISCELLANEOUS.

          (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan
     Documents shall be valid or
     effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with
     (i) the transactions which give rise to the Loan Documents,
     (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or
     (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

          (f)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
     BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF

     THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO
     THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR
     NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER,
     IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE
     LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          (g) Venue. This Agreement has been entered into in the county in Texas where Lender's address for notice purposes is located, and it shall be performable for all purposes in such county. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Agreement and venue for any such disputes shall be in the county or judicial district where this Agreement has been executed and delivered.

          (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

          (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

          (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

          (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral,
     (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

          (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

          (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

          (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

          (o)  Descriptive Headings.  The headings in this
     Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

     EXECUTED as of the date first written above.

Pledgor's Address:               PLEDGOR:

Independent Financial Corp.      INDEPENDENT FINANCIAL CORP.
547 Chestnut
P. O. Box 3296
Abilene, Texas 79604             By:
Attn: Randall Crosswhite              Bryan W. Stephenson,
                                      President


Secured Party's Address:

Bank One, Texas, National
Association
P. O. Box 2050
Fort Worth, Texas 76113
Attn:  Timothy F. Johnson

                          SCHEDULE "A"
                               TO
                        PLEDGE AGREEMENT
                    DATED SEPTEMBER 21, 1998
               BY INDEPENDENT FINANCIAL CORP. TO
             BANK ONE, TEXAS, NATIONAL ASSOCIATION





The following property is a part of the Collateral as defined in Subsection 1(c):

     250,000 shares of common stock of First State Bank, National
     Association, a national banking association, as evidenced by certificate no. 2 issued in the name of Pledgor.